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                                                                   EXHIBIT 10.24


                  MASTER LOAN AND SECURITY AGREEMENT NO. 7110
                  -------------------------------------------

                               PHOENIXCOR, INC.
                               ---------------

                      MASTER LOAN AND SECURITY AGREEMENT
                      ----------------------------------

     This Master Loan and Security Agreement is entered into as of the 18th day of June, 1998 by and between Phoenixcor, Inc., a Delaware corporation, having its principal place of business at 65 Water Street, South Norwalk, Connecticut 06854 (the "Lender") and 3-Dimensional Pharmaceuticals, Inc. a Delaware corporation having its principal place of business at Eagleview Corporate Center, 665 Stockton Drive, suite 104, Exton, PA 19341 (the "Borrower". The Lender and Borrower agree as follows:

     1.   THE LOANS. Subject to the terms and conditions of this Agreement, the
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Lender will make one or more loans to the Borrower upon the terms and conditions set forth in this Agreement and each schedule which may be executed from time to time by the parties hereto and identified as a schedule to this Agreement (individually, a "Schedule" and collectively, the "Schedules") and all amendments, riders and supplements hereto and thereto. This Agreement and each Schedule which may be executed pursuant hereto shall constitute a separate and distinct Loan (each a "Loan" and collectively, the "Loans") repayable as provided in this Agreement and the applicable Schedule.

     2.   REPAYMENT OF LOANS. Borrower agrees to repay each Loan in the number
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and the amount of successive monthly or quarterly installments (which shall be inclusive of interest, unless otherwise indicated) reflected in the applicable Schedule The advance payment with respect to a Schedule, if any, shall be due and payable upon execution of the Schedule. The first periodic installment (after excluding the advance payment, if any) with respect to a Schedule shall be due on the first (1st) day of the month following the advance of the Loan proceeds by Lender (the "Commencement Date"). The remaining periodic installment payments shall be due and payable on the same day of each successive month (or quarter, if quarterly payments are provided for in the Schedule). However, the parties may select another Commencement Date by noting the same in the Special Provisions section of the Schedule or by a separate writing signed by Lender and Borrower in which case the first periodic installment payment shall be due on such date. The Borrower authorizes the Lender to insert the Commencement Date in each Schedule, determined in accordance with the foregoing provisions. Unless otherwise specifically provided for in this Agreement or a Schedule, no Loan may be prepaid.

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     3.   SECURITY INTEREST. To secure payment when due of the Loan described in
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the applicable Schedule, any interim fundings against such Loan, the performance of all other obligations of the Borrower under this Agreement and the applicable Schedule and the payment and performance of any and all other Schedules, debts, obligations and liabilities of Borrower to Lender whether direct, contingent or joint and several, now existing or hereafter arising, and any renewals, extensions and modifications of such debts, obligations and liabilities, Borrower hereby conveys, assigns and grants to Lender a continuing security interest in and to (i) the equipment described in the applicable Schedule and all amendments, riders and supplements thereto including all present and future additions, attachments, replacements, accessions and accessories thereto (the "Equipment"), and all substitutions and proceeds thereof including all proceeds of insurance thereon, and (ii) all other equipment, inventory, accounts, receivables, goods and assets of any and every kind including, but not limited to, all items of intangible property, wherever located now or hereafter belonging -to Borrower or in which Borrower has any interest, and all proceeds of the foregoing including insurance proceeds all of the above, collectively, the "Collateral".

     BORROWER GRANTS LENDER THE AUTHORITY TO FILE THIS AGREEMENT AND EACH SCHEDULE OR A CARBON, PHOTOGRAPHIC OR OTHER REPRODUCTION THEREOF AS A FINANCING STATEMENT UNDER THE UNIFORM COMMERCIAL CODE WITH RESPECT TO ALL SECURITY INTERESTS CREATED HEREBY OR THEREBY.

     4.   FINANCING AGREEMENT.  THIS AGREEMENT IS SOLELY A FINANCING AGREEMENT.
          -------------------
BORROWER ACKNOWLEDGES THAT THE EQUIPMENT HAS BEEN OR WILL BE SELECTED AND ACQUIRED SOLELY BY BORROWER AND THAT LENDER HAS NOT AND DOES NOT MAKE ANY WARRANTY WITH RESPECT TO ITS CONDITION, MERCHANTABILITY, SUITABILITY, CAPACITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

     5.   UNCONDITIONAL OBLIGATION TO PAY, LATE PAYMENTS, ETC. All payments due
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under a Schedule or hereunder shall be paid to Lender or its assigns without notice or demand and without abatement, offset, defense or counterclaim, at Lender's principal office shown above, or such other place as Lender or its assignee may designate in writing to Borrower. Borrower's obligation to pay the installments and other payments due under a Schedule or hereunder shall be absolute and unconditional and shall not be affected by reason of (i) any defect in, lack of fitness for use of, damage to, loss of possession or use of or destruction of, all or any of the Equipment described in such Schedule; (ii) the prohibition or other restriction against Borrower's use of said

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Equipment; or (iii) for any other cause, it being the agreement of the parties that the Loan and any other amount payable by Borrower under a Schedule or hereunder shall continue to be payable in all events in the manner and at the times provided in the Schedule and this Agreement.

     All Loans shall become immediately due and payable in their entirety upon the occurrence of any Event of Default (as defined below). If any periodic installment payment or other payment is more than five (5) days late, Lender may, at its election, and subject to prior exercise of its right of acceleration, accept the payment in arrears and Borrower shall pay, as liquidated damages, a late charge equal to two (2%) percent per month (computed on the basis of a thirty (30) day month) on each defaulted payment from the due date thereof. In no event shall any amount payable to Lender as interest, including any sum held by a court of competent jurisdiction to be "interest" under applicable law, exceed, with respect to any period of time, the highest rate of interest permitted by applicable law. Any amount received by Lender determined to be in excess of the highest rate of interest received by Lender shall be refunded to Borrower.

     6.   REPRESENTA11ONS AND WARRANTIES. Borrower warrants and represents as
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follows as of the date hereof and as of the date of execution of each Schedule:
(i) unless it is an individual or sole proprietorship, Borrower is duty organized, validly existing and in good standing under applicable law and is duly qualified to do business wherever necessary to carry on its business and operations and to own Its property; (ii) Borrower has full power and authority to execute, deliver and perform its obligations under this Agreement and the Schedules; (iii) the execution and delivery of this Agreement and the Schedules has been authorized by all requisite corporate (or partnership or company) action; (iv) the execution, delivery and performance of this Agreement and, the Schedules do not and will not constitute a breach, default or violation of or under Borrower's articles of incorporation, by laws (partnership or limited liability company agreement) or any other agreement, law, order, lease, judgment or injunction to which it is a party or may be bound; (v) the Equipment is (or, on the applicable date the Loan proceeds are advanced, will be) lawfully owned by Borrower, free and dear of all liens, encumbrances and security interests and Borrower will warrant and defend title thereto against all claims; (vi) no consent or approval of, notice to, or filing with any governmental authority is required for Borrower to sign, deliver and perform under this Agreement and each Schedule; (vii) Borrower has not granted and will not grant to any one other than Lender a security interest in the Equipment and no Financing Statement or other instrument affecting the Equipment nor rights therein, bearing the signature of, or otherwise authorized by, Borrower is on file in any public office; (viii)

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there are no suits or proceedings pending or threatened, in court or before any commission, board or other administrative agency against or affecting Borrower which could, in the aggregate, have a material adverse effect on Borrower, its business or operations, or its ability to perform its obligations under this Agreement or the Schedules; (ix) all financial statements delivered and to be delivered to Lender in connection with the Loans are and will be true and correct in all material respects and have been and will be prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statements, there has been no material adverse change in Borrower's financial affairs or business operations and (x) Borrower has filed all tax returns required to be filed prior to the date of this Agreement taking into account any extension of time to file granted or permitted by the taxing authority and Borrower has paid or adequately provided for all taxes payable by it.

     7.   INDEMNIFICATION BY BORROWER. Borrower shall exonerate and indemnify
          ---------------------------
Lender against and hold it harmless from, any and all claims, actions, suits, proceedings, losses, judgments, damages and liabilities, including reasonable attorneys' fees and other costs and expenses in connection therewith or incident thereto, for death of or injury to any person whomsoever and for any loss of or damage to or destruction of any property whatsoever and irrespective of the legal basis of such claim or action including the doctrine of strict liability in tort or any similar doctrine, caused by or arising out of or allegedly caused by or arising out of, or in any way connected with or resulting from or allegedly resulting from any of the Equipment, including, without limiting the generality of the foregoing, the manufacture, selection, delivery, possession, use, operation, storage or maintenance at any time during the term hereof. Borrower shall also exonerate and indemnify Lender against and hold it harmless from any and all claims, actions, suits proceedings, losses, damages and liabilities, including reasonable attorney's fees, which Lender may suffer by reason of any patent infringement or alleged patent infringement in connection with the ownership, use or operation of the Equipment. This covenant of indemnity shall continue in full force and effect notwithstanding termination of this Agreement and all Schedules.

     8.   INSURANCE. Borrower shall, at its sole cost and expense, procure and
          ---------
maintain, so long as Borrower is indebted to Lender on any Loan or on any other liability (I) insurance insuring the Equipment against all risks of physical loss, theft, damage and destruction with extended coverage in an amount equal to the greater of (a) the amount of the Loan under the applicable Schedule or (b) the full replacement value of the Equipment with loss payable solely to Lender (and its assigns) and Borrower as their interests may appear and (ii) personal injury liability and property damage insurance with respect to the Equipment and the use thereof in such amounts as may be

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reasonably acceptable to Lender, and naming Lender (and its assigns) as additional insured. All insurers and coverages must be reasonably satisfactory to Lender. Borrower shall deposit said policy or policies or duplicates thereof or certificates of insurance with Lender and said policies shall provide that the policies may not be cancelled or altered without at least thirty (30) days prior notice to Lender and that the coverage shall not be invalidated against Lender because of any violation of any condition or warranty contained in any policy or application therefor by Borrower or by reason of any action or inaction of Borrower.

     9.   USE, REPAIRS. LOSS AND DAMAGE. Borrower agrees to maintain the
          -----------------------------
Equipment in good condition and repair and in accordance with the manufacturer's instructions, manuals and warranties (if any) and the requirements of any applicable insurance and any governmental authority having jurisdiction. Borrower shall pay for all fuel, service, inspection, overhaul, replacements, substitutions, material and labor necessary or desirable for the proper use, repair, operation and maintenance of the Equipment. All risks of loss, theft, damage or destruction of the Equipment shall be borne by Borrower and Borrower shall promptly notify Lender in writing of any such loss, theft, damage or destruction. In the event of any damage to the Equipment (unless the same is damaged beyond repair) Borrower shall, at its expense, place the same in good repair, condition and working order. If the Equipment set forth in a schedule or Schedules is determined by Lender to be lost, stolen or damaged beyond repair, or should said Equipment be confiscated, seized or the use and title thereof requisitioned to someone other than Borrower, Borrower shall immediately pay to Lender in addition to unpaid installments, late charges and other sums past due, an amount equal to the then remaining periodic installments due under the Schedule or Schedules covering the said Equipment discounted to present value at the rate of six (6%) percent per annum, less the net amount of the recovery, if any, received by Lender from insurance on the Equipment.

     10.  BORROWER'S ADDITIONAL COVENANTS. Borrower hereby covenants and agrees
          -------------------------------
as follows: (i) the Equipment will at all times be used only for business or commercial purposes and will be retained in Borrower's possession at its principal address set forth above (and not moved therefrom without Lender's prior written consent) unless otherwise specifically provided in a Schedule and, if another location is provided in a Schedule, the Equipment will be retained at and not moved from such other location without Lender's prior written consent;
(ii) Borrower will keep the Equipment free and dear of liens, rights of distraint, charges and encumbrances or claims of the owner (or lessor) of the real estate in which the same is installed and any purchaser or present or future creditor obtaining a lien on such real estate and will, upon Lender's request, obtain and deliver a waiver of any

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of the foregoing as to the Equipment in recordable form supplied by the Lender
(iii) except for the security interest granted hereby, Borrower will keep the Equipment free and clear of any security interest, lien or encumbrance and will not sell, lease, assign (by operation of law or otherwise), exchange or otherwise dispose of any of the Equipment; (iv) at the request of Lender, Borrower will affix conspicuous tags or plates on the Equipment containing a notation with Lender's name and will join Lender in execution of one or more Financing Statements pursuant to the Uniform Commercial Code to establish and maintain its security interest in the Collateral, in form satisfactory to Lender, and will pay any filing fees and/or costs with respect thereto and for lien searches; (v) Borrower authorizes Lender to file one or more Financing Statements covering the Collateral without Borrower's signature thereto for the purposes of continuation and/or termination of existing Financing Statements;
(vi) Borrower will immediately notify Lender in writing of any change in its place(s) of business or the adoption or change of any trade name or fictitious business names and will execute any additional Financing Statements as Lender may request to perfect and maintain its security interest, but such notice shall not be deemed an authorization to move the Collateral without the prior written consent of Lender (vii) if any part of the Collateral is subject to a certificate of title law, Borrower will cause Lender's security interest to be noted thereon and promptly deliver such certificate of title to Lender (viii) Borrower will allow Lender and its representatives free access to the Collateral at all times during normal business hours, for purposes of inspection and, following an Event of Default, Lender shall have the right to demonstrate and show the Collateral to others; and (ix) Borrower will furnish to Lender (and will cause any guarantor of Borrower's obligations hereunder to furnish to Lender) (a) its unaudited quarterly Financial Statements within thirty (30) days after the end of its first three quarters in each fiscal year, (b)its certified annual Financial Statements within ninety (90) days after the close of its fiscal year, prepared by an independent certified public accountant in accordance with generally accepted accounting principles and (C) all other financial information and reports that Lender may from time to time reasonably request, including income tax returns of Borrower and any guarantor of Borrower's obligations hereunder.

     11.  CROSS COLLATERALIZAT1ON. Without in any way limiting the provisions of
          -----------------------
Section 3, as additional security for the Borrower's obligations under this Agreement and any Schedule, Borrower grants to Lender a further security interest in (I) all of the Equipment and Collateral set forth in every other Schedule and (ii) all machinery, equipment, goods and other collateral covered by any other lease, security agreement or loan and security agreement or other contract (collectively, the "other agreements") between the Borrower and the Lender

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whether such other agreements are now in existence or hereafter come into existence and whether such other agreements were originally documented in the name of Lender or assigned to Lender, and Borrower assigns to the Lender as security for its obligations under this Agreement and each Schedule, all of its rights, title and interest in surplus money to which Borrower may be entitled upon the sale or liquidation of the Equipment and Collateral set forth in every other Schedule and the machinery, equipment, goods and other collateral covered by the other agreements.

     Anything above to the contrary notwithstanding, the benefit of the foregoing cross collateral provisions shall apply to the benefit of the Lender and any assignees holding a Schedule to this Agreement only to the extent that the Lender or such assignee is also the holder of one or more Schedules or other agreements and only to the extent that the Lender or such assignee has retained or received an assignment of the property described in such other Schedule(s) or other agreements.

     12.  TAXES AND OTHER CHARGES. Borrower agrees to pay promptly when due all
          -----------------------
registration, title, license and other fees and assessments and all sales, use, gross receipts, ad valorum, property and any and all other taxes imposed by any State, Federal, local or foreign government upon this Agreement or upon the ownership, shipment, delivery, use or operation of the Equipment or any Collateral or upon or measured by any payments due hereunder (other than taxes on or measured solely by the net income of Lender) and any fines, penalties and interest thereon.

     13.  BORROWER'S FAILURE TO PAY TAXES. INSURANCE, ETC. Should Borrower fail
          -----------------------------------------------
to make any payment or do any act as herein provided (including, but not limited to, payment of taxes or for insurance), Lender shall have the right, but not the obligation, and without releasing Borrower from any obligation hereunder, to make or do the same, and to pay any sum due in connection therewith or to contest or compromise any encumbrance, charge or lien and in exercising any such rights, incur any liability and expend whatever amounts in its absolute discretion it may deem necessary therefor. All sums so incurred or expended by Lender shall be payable by Borrower on demand with interest at the rate of two (2%) percent per month.

     14.  DEFAULT. The occurrence of any one of the following shall constitute
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an Event of Default hereunder and under each Schedule: (I) Borrower fails to pay any periodic installment payment, or other amount due hereunder or under any Schedule, when the same becomes due and payable on or before the fifth (5th) day following the receipt of written notice of non-payment; (ii) Borrower removes, sells, transfers, encumbers, or parts with

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possession of the Equipment or any items of Equipment or attempts to do any of the foregoing; (iii) Borrower fails to maintain in force the required insurance on or in connection with any Equipment in compliance herewith or fails to provide loss payable protection to Lender in form satisfactory to Lender (iv) any representation or warranty made by Borrower herein or in any other agreement between the parties or in any statement given to Borrower shall be materially untrue; (v) Borrower fails to observe or perform any of the other obligations required to be observed or permitted by Borrower hereunder or under any Schedule or other obligation or indebtedness of Borrower to Lender otherwise owing or due by Borrower to Lender in any other agreement now or hereafter executed between the parties hereto, and such failure shall continue uncured for twenty (20) days after written notice thereof to Borrower; (vi) Borrower (a) fails to pay any indebtedness for borrowed money of the Borrower or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) or (b) fails to perform or observe any term, covenant, or condition on its part to be performed or observed under any agreement or instrument relating to such indebtedness for borrowed money when required to have been performed or observed, if the effect of such failure to perform or observe is to accelerate or permit the acceleration of such indebtedness, or if any such indebtedness shall be declared to be due or payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; (vii) if Borrower leases the premises where the Equipment is located, a breach of such lease by Borrower and the commencement of an action by the landlord to evict Lessee or to repossess the premises; (viii) Borrower sells, leases or disposes of any of its assets except in the ordinary course of its business and except for the disposition of any obsolete property not useful to Borrower; (ix) Borrower ceases doing business as a going concern, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they become due, files a voluntary petition in bankruptcy, is adjudicated a bankrupt or an insolvent, files a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law or regulation or files an answer admitting the material allegations of a petition filed against it in any such proceeding, consents to or acquiesces in the appointment of a trustee, custodian, receiver or liquidator of it or of all or any substantial part of its assets or properties, or if Borrower takes any action looking to its dissolution or liquidation, or an order for relief is entered under the Bankruptcy Code against Borrower; (x) if within sixty (60) days after the commencement of any proceedings against Borrower seeking reorganization, arrangement, readjustment liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceedings, shall not have

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been dismissed or if within sixty (60) days after the appointment, without
Borrower's acquiescence, of any trustee, custodian, receiver or liquidator of it or of all or any substantial part of Its assets and properties, such appointment shall not be vacated;(xi) Borrower sells all or substantially all of its assets or consolidates with or merges into any other entity or Borrower's stockholders, partners or members sell all or substantially all of their stock or partnership or membership interests without Lender's prior written consent, which consent shall not be unreasonably withheld if, in Lender's reasonable business judgment, the surviving or acquiring entity in the event of such merger or consolidation has a financial and credit standing equal to or greater than that of Borrower; or (xii) a guarantor of Borrower's obligations hereunder dies or is dissolved, or a petition in bankruptcy is filed by or against such guarantor of Borrower's obligations hereunder or such guarantor defaults in observing or performing any obligation owing under any guaranty or other agreement with Lender now or hereafter executed and such default continues uncured for twenty (20) days after written notice to Borrower and such guarantor.

     15.  REMEDIES. Upon the occurrence of an Event of Default, or at any time
          --------
thereafter, Lender shall have the right to recover from Borrower, as liquidated damages for loss of a bargain and not as a penalty, a sum equal to the aggregate of the following: (a) all unpaid periodic installment payments and other sums due under this Agreement and the applicable Schedule to the date of default plus late charges, if any, (b) the present value (using a six (6%) percent per annum discount rate) of all remaining installments due under this Agreement and each Schedule; and (C) interest on the aggregate of the amounts specified in (a) and
(b) from the date of default at the rate of two (2%) percent per month. In addition, Lender shall have the right to recover from Borrower any expenses paid or incurred by Lender in connection with the enforcement of Its rights under this Agreement and each Schedule and the repossession, transport, insuring, holding, repair, preparing for sale and subsequent sale, lease or other disposition of the Collateral including attorney fees and legal expenses as provided below (collectively, "Repossession Expenses"). BORROWER AND LENDER WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON THIS AGREEMENT OR RELATING TO THE COLLATERAL. The Lender shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code and Lender is hereby authorized and empowered, with the aid and assistance of any person or persons, to enter any premises where the Collateral or any part thereof is, or may be, placed, and to assemble and/or remove same and/or to render it unusable and sell and dispose of such Collateral at one or more public or private sales upon at least seven (7) days written notice to Borrower for such sale. The Lender toward the payment of the

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Repossession Expenses shall apply the proceeds of each such sale; the liquidated damages specified above and other indebtedness secured hereby. Should the proceeds of any such sale be insufficient to fully pay all the items above mentioned Borrower hereby covenants and agrees to pay any deficiency to the Lender but nothing herein contained shall be construed to require Lender to sell any Collateral before seeking damages from Borrower. If Lender employs counsel for the purpose of effecting collection of any monies due hereunder (whether or not Lender has retaken the Collateral or any part hereof) or for the purpose of recovering the Collateral, or for the purpose of protecting Lender's interest because of any default of Borrower or because Lender is named as a party to a legal proceeding commenced against Borrower, whether or not Borrower is in default, Borrower agrees to pay Lender's reasonable attorney's fees and legal costs and expenses inclusive of those incurred in connection with bankruptcy proceedings, including relief from stay motions, cash collateral motions and disputes concerning any proposed disclosure statement and/or bankruptcy plan.
The Lender may require Borrower to assemble the Collateral and make it available to Lender at a place to be designated by Lender which is reasonably convenient to both parties. All rights and remedies hereunder are cumulative and not exclusive and a waiver by Lender of any breach by Borrower of the terms, covenants, and conditions hereof shall not constitute a waiver of future breaches or defaults, and no failure or delay on the part of Lender in exercising any of its options, powers, rights or remedies, or partial or single exercise thereof, shall constitute a waiver thereof. If any court of competent jurisdiction determines that any provision of this Section 15 is invalid or unenforceable in any jurisdiction, in whole or in part, such determination, as to such jurisdiction, shall not prohibit Lender from enforcing its rights and establishing its damages sustained as the result of any breach of this Agreement in accordance with the laws of such jurisdiction.

     16.  ASSIGNMENT. Lender may grant security interests in or otherwise assign
          ----------
or transfer (or grant participations in) all or any part of this Agreement or any Loan or Schedules hereto or any installments or other sums due or to become due hereunder, without Borrower's consent. In the event Lender transfers any Schedule, Lender shall deliver a copy of this Agreement to the assignee along with the manually executed copy of the transferred Schedule marked "Original". In such event, (i) the copy of this Agreement together with the said Original Schedule shall constitute chattel paper under the Uniform Commercial Code, (ii) the terms of this Agreement shall be deemed incorporated in the transferred Schedule and (iii) the assignee holding the assigned Schedule (which together with the copy of this Agreement shall constitute a single agreement) shall be the Lender of the Loan set forth in such assigned Schedule secured by the Collateral described therein and may exercise its rights

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and remedies with respect thereto separately and independently of the holder of this Agreement and any other Schedules. Unless specifically transferred by Lender to the assignee in Lender's assignment to the assignee, the assignee shall not have any interest in the portion of the Collateral described in
Section 3 (ii) of this Agreement. In the event Lender transfers any Schedule, Borrower agrees that the right of the assignee to receive installment payments and other amounts payable under the assigned Schedule as well as any other right of the assignee shall not be subject to any defense, set-off or counterclaim which Borrower may have against Lender. Upon Lender's giving notice to Borrower of any such assignment, Borrower shall promptly acknowledge its obligations hereunder to the assignee, and shall comply with the written directions or demands of such assignee, shall make all installment payments and other payments due with respect to the assigned Schedule as such assignee may direct in writing and shall send all notices provided for or permitted under this Agreement with respect to such Schedule to such assignee. Following any such assignment the term "Lender" shall, as to the assigned Schedule, be deemed to refer to Lender's assignee, but no such assignee shall be deemed to assume any obligation or duty imposed upon Lender hereunder and Borrower shall look only to Lender for performance thereof. As used in this Section 16, "assign" shall be deemed to include a pledge, sale of, or grant of a mortgage on, or a Security interest in, any of the Collateral or a Schedule by Lender and the term "assignee" shall be deemed to refer to the recipient of such pledge, hypothecation, sale, mortgage, or security Interest. This Agreement and Borrower's interest herein and in any Schedule shall not be transferable or assignable by Borrower without the Lender's express prior written consent and any such purported assignment by Borrower other than in compliance with the provisions of this Section 16 shall be null and void ab initio.

     17.  SECURITY DEPOSIT. Lender may, at its option, apply the Security
          ----------------
Deposit, if any is indicated in a Schedule, to cure any default of Borrower, whereupon Borrower shall promptly restore such Security Deposit to its original amount. Lender may also apply the Security Deposit to any sums owing by Borrower under Section 15 hereof including the liquidated damages. Lender shall return to Borrower any unapplied Security Deposit without interest upon full payment and performance of Borrower's obligations hereunder and under all Schedules hereto.

     18.  GENERAL PROVISIONS. THE OBLIGATION OF THE LENDER TO MAKE ONE OR MORE
          ------------------
LOANS HEREUNDER IS SUBJECT TO LENDER'S CREDIT APPROVAL COLLATERAL APPRAISALS AND SUCH OTHER CRITERIA AS LENDER MAY IN ITS SOLE AND ABSOLUTE DISCRETION DETERMINE. No person except a duly authorized officer of Lender shall have any power to

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modify, amend or waive any of the provisions hereof. All the Borrower's covenants herein shall survive the termination of this Agreement. Notices hereunder shall be in writing and shall be deemed given when personally delivered, delivered by overnight carrier or sent by facsimile to a party's facsimile number, or three days after having been mailed to the other party at the address specified for each herein or to such other address as either party may, from time to time, provide, in writing to the other party. Forbearance or indulgence by Lender in any regards shall not constitute a waiver of the covenant or condition to be performed by Borrower to which the same may apply. The section headings are for convenience and are not a part of this Agreement The Lender is authorized and empowered to date this Agreement and the Schedules and to fill in blank spaces in accordance with the terms of the transaction, including, but not limited to, dates, serial numbers, Equipment descriptions and the assignment of an account number. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and permitted assigns of the parties, and shall be subject to modification only by agreement in writing between the parties. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. THIS AGREEMENT AND THE RIGHTS AND OBUGATIONS OF THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT. This agreement may not be terminated, modified or amended, nor shall any waiver of any provisions herein be deemed to have occurred regardless of the action or non-action of the Lender in connection therewith except upon written agreement of the parties. THIS AGREEMENT, THE SCHEDULES HERETO AND ANY OTHER WRITTEN AGREEMENTS EXECUTED SIMULTANEOUSLY HEREWITH OR SIMULTANEOUSLY WITH THE EXECUTION OF A SCHEDULE SUPERSEDE ANY PRIOR PORPOSAL LETTERS, COMMITMENT LETTERS OR NEGOTIATIONS AND THERE ARE NO ORAL COVENANTS OR AGREEMENTS. This Agreement and any Schedule shall not be binding upon the Lender until accepted and executed on behalf of Lender at its South Norwalk, Connecticut office.

"LENDER"                                 "BORROWER"

PHOENIXCOR, INC.                         3-DIMENSIONAL PHARMACEUTICALS, INC.

/s/ Thomas J. Williams                   /s/ Scott Horvitz
---------------------------              ------------------------

BY: Thomas J. Williams                   BY: Scott Horvitz
   ------------------------                 ---------------------

TITLE: Executive Vice President          TITLE: Vice President, Finance
      -------------------------                ------------------------

                                   EXHIBIT A
                    EQUIPMENT SCHEDULE 3-DIMENSIONAL PHARM


                SCHEDULE TO MASTER LOAN AND SECURITY AGREEMENT
                ----------------------------------------------

MASTER LOAN AND SECURITY AGREEMENT NO.7110           DATED: June 18, 1998
                                      ----                  -------------
SCHEDULE NO.01                                       DATED: June 18, 1998
            --                                              -------------

-----------------------------------------------------------------------------------------------
LENDER:      PHOENIXCOR, INC.                BORROWER:     3-Dimensional Pharmaceuticals, Inc.
             65 WATER STREET                               Eagleview Corporate Center,
             SOUTH NORWALK, CT 06854                       665 Stockton Drive, Suite 104
                                                           Exton, PA 19341

Equipment Location (if other than above address of Borrower): n/a
                                                              ---

     Lender and Borrower have entered into a Master Loan and Security Agreement No. 7110 dated June 18, 1998 (the "Master Loan Agreement") which is incorporated herein and this is a Schedule to the Master Loan Agreement. All words and terms used herein and not specifically defined herein shall have the same meanings as set forth in the Master Loan Agreement.

     1. THE LOAN AND LOAN REPAYMENT. As requested by Borrower and pursuant to the Master Loan Agreement, Lender agrees to lend to Borrower the sum of one
                                                                           ---
million six hundred forty-eight thousand two hundred six dollars and three
--------------------------------------------------------------------------
cents. Borrower agrees to repay the Loan in successive installments (which
-----
installment payments are inclusive of interest) as set forth in the following
Schedule:

                                    SCHEDULE
-----------------------------------------------------------------------------------------------
Advance Payment Amount:                                    $40,671.13
Number of Installments (Exclusive of Advance Payment):     46
Payment Period:                                             X Monthly ___Quarterly
                                                           ---
Periodic Installment Payment Amount Per Period:            $40,671.13;
                                                           -----------
         Followed by One Monthly Installment Payment of    $164,820.60
                                                           -----------

-----------------------------------------------------------------------------------------------
Commencement Date: July 1, 1998                            Security Deposit (if any): none
Special Provisions: (if any): none

     2. SECURITY. As security for Borrower's obligations under this Schedule and the obligations contained in the Master Loan Agreement, the Borrower gives and grants to the Lender a security interest in the Equipment described in the attached Exhibit A.

     3. LOAN DISBURSEMENT. Borrower hereby authorizes Lender to disburse the Loan proceeds advanced pursuant to this Schedule as follows:

     $1,648,206.03         To: 3-Dimensional Pharmaceuticals, Inc.
     -------------             -----------------------------------
     $1,648,206.03         TOTAL PROCEEDS
     -------------

By execution hereof, the signer certifies that he/she is a duly authorized officer, partner or proprietor of Borrower and that he/she had read, accepted and duly executed this Schedule to the Master Loan Agreement on behalf of Borrower.

                                3-Dimensional Pharmaceuticals, Inc., (Borrower)
                                ------------------------------------

                                BY:_________________________________
                                ____________________________________
                                Print Name and Title

ACCEPTED AT LENDER'S OFFICE AT
SOUTH NORWALK, CONNECTICUT

PHOENIXCOR, INC. (Lender)

BY: _____________________

                                   EXHIBIT A
                    EQUIPMENT SCHEDULE 3-DIMENSIONAL PHARM

_________________________
Print Name and Title

                                   EXHIBIT A


         The following description of property supplements, and is part, Schedule No. 01 dated June 18, 1998 to Master Loan and Security Agreement No. 7110 dated June 18, 1998 between the undersigned Borrower and Phoenixcor, Inc. and may be attached to said Loan Schedule and any related UCC Financing Statements, Acceptance or Delivery Certificate or other document describing the property:



                         See Attached Exhibit A Schedule




All property listed above complete with any and all attachments, accessions, additions, replacements, improvements, modifications and substitutions thereto and therefor and all proceeds including insurance proceeds thereof and therefrom.

PHOENIXCOR, INC.                   3-Dimensional Pharmaceuticals, Inc.
----------------                   -----------------------------------
(Lender)                           (Borrower)


BY: /s/ Thomas J. Williams         BY: /s/ Scott Horvitz
   ------------------------           ----------------------

TITLE: Executive Vice President    TITLE: Vice President, Finance
      -------------------------          ------------------------

                   EXHIBIT A
    EQUIPMENT SCHEDULE 3-DIMENSIONAL PHARM
--------------------------------------------------------------------------------------------------------------------------
                     3-Dimensional Pharmaceuticals, Inc.
                     665 Stockton Drive, Suite 104
Equip Location       Exton, PA  19341
--------------------------------------------------------------------------------------------------------------------------
Supplier             Description                            Qty        Serial No.  Price        Extended     Sub-Total
                                                                                                  Price
--------------------------------------------------------------------------------------------------------------------------
Advanced Chemtech    1 lock, ASM, 96 Well H/C Rv, Tfe       1               97176  5,500.00     5,500.00
                     Shipping & Handling                                                           40.00       5,540.00

--------------------------------------------------------------------------------------------------------------------------
Beckman              JLA-10.500 Rotor Assy                  1             97U1767  6,120.00     6,120.00
                     Insurance                                                                     18.36
                     Freight & Handling                                                            24.97       6,163.33
--------------------------------------------------------------------------------------------------------------------------
BMG Lab              Polar star                             1                      45,000.00   45,000.00
                     Incubation Chamber POLARstar           1                       3,000.00    3,000.00
                     Reagent Injector POLARstar             2                       3,500.00    7,000.00
                     Robotics Plate Transport               1                           0.00        0.00
                     Shipping & Handling                                              125.00      125.00      55,125.00
--------------------------------------------------------------------------------------------------------------------------
Bodhan Automation    AWS-100S Weighting Workstation         1                      15,500.00   15,500.00
                                                                                                  758.67      16,258.67
--------------------------------------------------------------------------------------------------------------------------
CAVARO               Automated Tip Washing Stations         3            62113804   2,590.00    7,770.00
                                                                         62114804
                                                                         66340804

                     Automated Tip Washing Station          1                       7,210.00    7,210.00      14,980.00
--------------------------------------------------------------------------------------------------------------------------
Charbdis             Filtration Reactor Kit, 96 wells, red  2                       3,157.50    6,315.00
                     Filtration Reactor Kit, 96 wells,      2
                     green                                                          3,157.50    6,315.00
                     Filtration Reactor Kit, 96 wells,      1
                     purple                                                         3,157.50    3,157.50
                     Filt Rxn & Vac Man, Kit, 96 wells,     1
                     purple                                                         4,210,00    4,210.00
                     M-T Filt Rxn Kit 96 wells, blue        1                       4,407.50    4,407.50
                     M-T Filt Rxn Kit                       1                       4,407.50    4,407.50
                     M-T Filt Rxn Kit 96 wells, green       1                       4,407.50    4,407.50
                     M-T Filt Rxn Kit 96 wells, purple      1                       4,307.50    4,307.50
                     M-T Filt Rxn Kit 96 wells, red                                 4,307.50    4,307.50
                                                  Discount                                       -922.85
                     Shipping & Handling                                                           82.75      45,302.40
                     ILIAD PS Personal Synthesis System     1                      44,000.00   44,000.00
                     Julabo FP-50P System                   1                       8,000.00    8,000.00
                     Shipping and Handling                                                      1,019.55      53,019.55
                     Calypso 4X Shaker System               1                       7,500.00    7,500.00
                     Shipping and Handling                                                        249.21       7,749.21
--------------------------------------------------------------------------------------------------------------------------
Coulter              Dual Threshold Packed                  1                      12,675.00   12,675.00
                     PKG Reaent Starter Kit                 1                         367.00      367.00
                     Delivery, Sys, Integration                                                   350.00      13,392.00

-----------------------------------------------------------------------------------------------------------------------------
                     3-Dimensional Pharmaceuticals, Inc.
                     665 Stockton Drive, Suite 104
Equip Location       Exton, PA  19341
-----------------------------------------------------------------------------------------------------------------------------
Supplier             Description                                  PO No.       Invoice     Invoice     PD        Ck
                                                                               No.         Date        CK #      Amount
-----------------------------------------------------------------------------------------------------------------------------
Advanced Chemtech    1 lock, ASM, 96 Well H/C Rv, Tfe             ZW972158     42647-IN     11/3/97    cc7703   $ 5,735.00
                     Shipping & Handling

-----------------------------------------------------------------------------------------------------------------------------
Beckman              JLA-10.500 Rotor Assy                        BS972397   323276Cl01    12/12/97    cc785    $ 8,078.33
                     Insurance                                    972397A
                     Freight & Handling
-----------------------------------------------------------------------------------------------------------------------------
BMG Lab              Polar star                                   DG980744         1198     3/20/98   cc8649    $55,125.00
                     Incubation Chamber POLARstar
                     Reagent Injector POLARstar
                     Robotics Plate Transport
                     Shipping & Handling
-----------------------------------------------------------------------------------------------------------------------------
Bodhan Automation    AWS-100S Weighting Workstation               DD980821         9093     5/26/98

-----------------------------------------------------------------------------------------------------------------------------
CAVARO               Automated Tip Washing Stations               JK980683        68062     4/17/98
                                                                  JK980683         6802     4/17/98    8807


                     Automated Tip Washing Station
-----------------------------------------------------------------------------------------------------------------------------
Charbdis             Filtration Reactor Kit, 96 wells, red        DD972201      1711030    11/26/97    cc702    $45,302.40
                     Filtration Reactor Kit, 96 wells,
                     green
                     Filtration Reactor Kit, 96 wells,
                     purple
                     Filt Rxn & Vac Man, Kit, 96 wells,
                     purple
                     M-T Filt Rxn Kit 96 wells, blue
                     M-T Filt Rxn Kit
                     M-T Filt Rxn Kit 96 wells, green
                     M-T Filt Rxn Kit 96 wells, purple
                     M-T Filt Rxn Kit 96 wells, red
                                                     Discount
                     Shipping & Handling
                     ILIAD PS Personal Synthesis System           DH972296      I712005    12/10/97    cc7868   $53,019.55
                     Julabo FP-50P System
                     Shipping and Handling
                     Calypso 4X Shaker System                     DH972296      I801004     1/14/98    cc8005   $ 7,599.21
                     Shipping and Handling
-----------------------------------------------------------------------------------------------------------------------------
Coulter              Dual Threshold Packed                        CM981302       259951     5/19/98
                     PKG Reaent Starter Kit
                     Delivery, Sys, Integration

                                   EXHIBIT A
                    EQUIPMENT SCHEDULE 3-DIMENSIONAL PHARM

-----------------------------------------------------------------------------------------------------------------------------------
                     3-Dimensional Pharmaceuticals, Inc.
                     665 Stockton Drive, Suite 104
Equip Location       Exton, PA  19341
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Extended         Sub-
Supplier             Description                                    Qty   Serial No.  Price          Price         Total    PO No.
====================================================================================================================================
Culligan             Softener Including Installation                 1                2,858.00     2,858.00       2,858.00  BW98062
===================================================================================================================================
DELL                 Dell 6400 P11/MT Workstation 410 Base           1                5,455.00     5,455.00                 DA98124
                     W/Integrated 3 Com Fast Etherlink XL
                     10/100MB/s Sound blaster Compatible
                     Audio Keyboard, 384MB ECC Ram 3 Dimms, 2/nd/
                     Processor for Wkstn 400 MHZ, CD-Rom  Dr.
                     For Win NT, Vdio Card, Monitor, 9/1GBSCSI
                     1, Vdu2W 7200 RPM Hr Dr. Wkstn 410, 3.5"
                     1.44MB Floppy & Diagnostics, Windows NT
                     OPTI 40CD, Cd Documentation
                     Freight                                                                         100.00       5,555.00
===================================================================================================================================
Document             Phaser 350 24MB Version 600x300 wppm            1                1,975.00     1,975.00       1,975.00  JS971615
===================================================================================================================================
Executone Info       Telephone System Upgrade                        1                            30,549.31                JP971768
System               228 Cabnet, 10 Modcel 18 phones, 10
                     Model 32 Phones, Co Car, Station Cards,
                     Expansion of Voicemail, including                                                           30,549.31
                     cable & Hardware
                     12 Port Single Line Card                        1                1,316.00     1,316.00
                     Tri Out Power Supply                            1
                     Sales Tax                                                                        78.96       1,394.96
===================================================================================================================================

Fisher Scientific    Vacuum Pump 5.6 CFM DL                          1                1,725.00     1,725.00
                     Vacuum Pump 115 Vac 60HZ                        1                1,028.50     1,028.50       2,753.50

                     Centrifuge MDL, 5415c 115V                      1                1,805.06     1,805.06       1,805.06

                     Rotvapor 29/42 R124C                            1                3,950.00     3,950.00
                     Balance 2100G x 0.1G Std.                       1                1,603.82     1,603.82
                     Balance Std. LV 210GXD-1MG                      1                2,416.01     2,416.01
                     Vacuum Pump 5.6 CFM MDL                         1                1,162.92     1,162.92       9,132.75

                     Rotvapor 29/42                                  1                3,971.91     3,971.91       3,971.91

                     Refrig Circtr Rm6B 115V                         2                1,879.90     3,759.80       3,759.80

                     Vacuum Pump 5.6 CFM MDL                         1                1,380.00     1,380.00       1,380.00

                     Vaccum Ovel Mdl 285A 120V                       1                1,780.68     1,780.68
                     Microlab 1000 Plus Comp                         1                5,477.53     5,477.53       7,258.21

                     Rotvapor 24/40                                  3                3,688.20    11,064.60
                     Pump Diaphrm Cor Res 171                        3                  632.00     1,896.00
                     Complete Vacuum Rack Sys                        1                2,060.40     2,060.40
                     Refrig/Freezer                                  1                1,111.64     1,111.64

----------------------------------------------------------------------------------------------------------------------
                     3-Dimensional Pharmaceuticals, Inc.
                     665 Stockton Drive, Suite 104
                     Exton, PA  19341
Equip Location       Exton, PA  19341
----------------------------------------------------------------------------------------------------------------------
                                                                     Invoice       Invoice         PD            Ck
Supplier             Description                                     No.           Date          CK #        Amount
======================================================================================================================
Culligan             Softener Including Installation                 33337          3/31/98      cc8664     $2,858.00
======================================================================================================================
DELL                 Dell 6400 P11/MT Workstation 410 Base           159159961      5/12/98
                     W/Integrated 3 Com Fast Etherlink XL
                     10/100MB/s Sound blaster Compatible
                     Audio Keyboard, 384MB ECC Ram 3 Dimms, 2/nd/
                     Processor for Wkstn 400 MHZ, CD-Rom Dr.
                     For Win NT, Vdio Card, Monitor, 9/1GBSCSI
                     1, Vdu2W 7200 RPM Hr Dr. Wkstn 410, 3.5"
                     1.44MB Floppy & Diagnostics, Windows NT
                     OPTI 40CD, Cd Documentation Freight
======================================================================================================================
Document             Phaser 350 24MB Version 600x300 wppm            206818         7/12/98      cc8110     $2,569.39
======================================================================================================================
Executone Info       Telephone System Upgrade                        174471        10/28/97      cc7733     $16,802.12
System               228 Cabnet, 10 Modcel 18 phones, 10                                         cc7374     $13,747.19
                     Model 32 Phones, Co Car, Station Cards,
                     Expansion of Voicemail, including
                     cable & Hardware
                     12 Port Single Line Card                        175082        11/25/97      cc7990      $1,471.28
                     Tri Out Power Supply
                     Sales Tax
======================================================================================================================
                                                                     278404103      11/3/97      cc7734      $28,926.16
Fisher Scientific    Vacuum Pump 5.6 CFM DL                          197
                     Vacuum Pump 115 Vac 60HZ
                                                                     278404051      5/18/98
                     Centrifuge MDL, 5415c 115V                      598
                                                                     478404093      10/2/97      cc7519      $23,160.39
                     Rotvapor 29/42 R124C                            97
                     Balance 2100G x 0.1G Std.
                     Balance Std. LV 210GXD-1MG
                     Vacuum Pump 5.6 CFM MDL
                                                                     278404103      11/3/97
                     Rotvapor 29/42                                  197
                                                                     278404101     10/16/97      cc7629       $7,847.45
                     Refrig Circtr Rm6B 115V                         597
                                                                     278404103      11/3/98
                     Vacuum Pump 5.6 CFM MDL                         197
                                                                     278404111     11/17/97      cc7738      $13,669.26
                     Vaccum Ovel Mdl 285A 120V                       597
                     Microlab 1000 Plus Comp
                                                                     278404033       4/2/98      cc8676      $22,986.01
                     Rotvapor 24/40                                  198
                     Pump Diaphrm Cor Res 171
                     Complete Vacuum Rack Sys
                     Refrig/Freezer

                                   EXHIBIT A
                    EQUIPMENT SCHEDULE 3-DIMENSIONAL PHARM

-----------------------------------------------------------------------------------------------------------------------------------
                     3-Dimensional Pharmaceuticals, Inc.
                     665 Stockton Drive, Suite 104
Equip Location       Exton, PA  19341
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Extended        Sub-
Supplier             Description                           Qty        Serial No.    Price          Price        Total       PO No.
-----------------------------------------------------------------------------------------------------------------------------------
                     Oven Isotemp Std 5 Cuft                1                       1,005.74      1,005.74          1
                     Vacuum Pump DDC200 115/2               1                        2223.48      2,223.48     19,361.86

                     Air Pnel 4-man w/e O. monitor          1                       1,450.00      1,450.00      1,450.00
===================================================================================================================================
                                                                    GDBPPRO300PI    3,398.00      3,398.00                 DA980145
Gateway 2000         GP6-300 System x/MMX                   1                  C
                     Freight and handling                                                            60.00      3,458.00
                     GP6-333 System                         1             1001261   2,994.00      2,994.00                 VK980502
                     Freight & Handling                                                              95.00      3,089.00
===================================================================================================================================
Harrison Res.        Chromatiotron Complete w/pump          1                       4,245.00
===================================================================================================================================
Hemco Corp.          36" Stainless Steel Island Canopy      1                       1,560.00      1,560.00                 BW980551
                     Vinyl Canopy Strip Wall                8                          25.00        200.00      1,760.00
===================================================================================================================================
Jobin Vyon           Flurolog 3 System                      1                      46,000.00     46,000.00                 6P980604
Instruments          Software, Datamax                      1                       2,195.00      2,195.00
Instruments          Software, Datamax Standard Version     1                       1,295.00      1,295.00
                     22.5 Front Face Viewing Accessory      1                       2,100.00      2,100.00
                     Fiber Optic Platform assy              1                       6,995.00      6,995.00
                     Micromax Microwell Plate reader        1                       5,280.00      5,280.00
                     Dual Auto Polarizer                    1                                         0.00
                     Sample Compartment Accessory
                     Electronics                            2                         200.00        400.00
                     Sample Cell                            1                         320.00        320.00
                     Cuvette, Small Quartz for 1931B        1                         200.00        200.00
                     Micro Cell                             1                         160.00        160.00
                     Adapter                                1                       6,300.00      6,300.00
                     One time only purchased sample         1                       1,300.00      1,300.00
                     Heater/cooler
                     Temperature Control Interface Kit      1                       2,200.00      2,200.00
                                                  Discount                                       -8,905.00
                     Packaging & Handling                                                           693.00     66,533.00
===================================================================================================================================
IPSi                 Dolphin 512K Flash 512 Ram Scanners    4           03722DLP    1,455.00      5,820.00                 FJ971257
                     Dolphin Home Base                      4                327      355.00      1,420.00
                                                                                     1416
                                                                                     1485
                     Batch Simplicity "c" Code              1                         855.00        855.00      8,095.00
                     Programming Sftw
                     Dolphin                                4           01098DLP    1,455.00      5,820.00                 EJ981047
                                                                        03002DLP
                                                                        10854DLP
                                                                        12519DLP
                     Dolphin Home Base                      4           06687DHB      355.00      1,420.00
                                                                        06830DHB
                                                                        06866DHB
                                                                        06869DHB
                     Shipping & Handling                                                             30.00      7,270.00

---------------------------------------------------------------------------------------------------------------
                     3-Dimensional Pharmaceuticals, Inc.
                     665 Stockton Drive, Suite 104
Equip Location       Exton, PA  19341
---------------------------------------------------------------------------------------------------------------
                                                                Invoice       Invoice        PD           Ck
Supplier             Description                                   No.        Date         CK #       Amount
---------------------------------------------------------------------------------------------------------------
                     Oven Isotemp Std 5 Cuft
                     Vacuum Pump DDC200 115/2
                                                                278404043
                     Air Pnel 4-man w/e O. monitor              098            5/1/98
===============================================================================================================
                                                                               2/3/98      cc8402    $3,458.00
Gateway 2000         GP6-300 System x/MMX                       26569538
                     Freight and handling
                     GP6-333 System                             28248838       3/2/98      cc8535    $3,089.00
                     Freight & Handling
===============================================================================================================
Harrison Res.        Chromatiotron Complete w/pump
===============================================================================================================
Hemco Corp.          36" Stainless Steel Island Canopy          P27667         4/9/98      cc8685    $1,838.61
                     Vinyl Canopy Strip Wall
===============================================================================================================
Jobin Vyon           Flurolog 3 System                          100142640     5/22/98
Instruments          Software, Datamax
Instruments          Software, Datamax Standard Version
                     22.5 Front Face Viewing Accessory
                     Fiber Optic Platform assy
                     Micromax Microwell Plate reader
                     Dual Auto Polarizer
                     Sample Compartment Accessory
                     Electronics
                     Sample Cell
                     Cuvette, Small Quartz for 1931B
                     Micro Cell
                     Adapter
                     One time only purchased sample
                     Heater/cooler
                     Temperature Control Interface Kit
                                                  Discount
                     Packaging & Handling
===============================================================================================================
IPSi                 Dolphin 512K Flash 512 Ram Scanners        101097-02    10/10/97      cc7637    $8,095.00
                     Dolphin Home Base


                     Batch Simplicity "c" Code
                     Programming Sftw
                     Dolphin                                    042898-01     4/28/98



                     Dolphin Home Base



                     Shipping & Handling

                                    EXHIBIT A
                     EQUIPMENT SCHEDULE 3-DIMENSIONAL PHARM

-----------------------------------------------------------------------------------------------------------------------------------
                     3-Dimensional Pharmaceuticals, Inc.
                     665 Stockton Drive, Suite 104
Equip Location       Exton, PA  19341
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Extended
Supplier             Description                            Qty        Serial No.  Price           Price      Sub-Total    PO No.
===================================================================================================================================
LF Systems           Stainless Steel Table w/Mer Top        1                      1,129.00     1,129.00       1,129.00    Fl971643
===================================================================================================================================
Mac Warehouse        32MB 168 PIN EDO DIMM                  1                        125.00       125.00                   JS971769
                     32 MB 168 PIN EDO DIMM                 1                        125.00       125.00
                     Daynaport E/PCI-T Ethernet Card        2                         44.00        88.00         338.00
                     Power MAC 4400/200 32MB/2GB            1        SXA7220J29GG  1,510.00     1,510.00                   JS971969
                     Mon Apple Multscan 1SAV 15"            1        SCY73227Y6UC    370.00       370.00       1,880.00
                     Mon Poweruser 17                       2                        419.00       838.00         838.00    Js971969
                                                                    60F58A7370029
                     Supermac C600E/200                     1                  24  1,150.00     1,150.00       1,150.00    JS971969
                                                                    60F58A7370029
                     Supermac C600E/200                     1                  77  1,150.00     1,150.00       1,150.00    JS971969
                     MT0903 MON Sony Trinitron Multiscan    1         S017146223B    870.00       870.00         870.00    JS971785
                     MEM PNY 32MB                           1                        300.00       300.00                   JS971823
                     Etherlink 111                          1                        250.00       250.00
                     Carrying Case Notepac - Black          1                         32.00        32.00
                     Portable Printer/Scanner               1                        285.00       285.00         867.00
                     Lap Pro 440CDX                         1           S87209112  2,299.00     2,299.00       2,299.00    JS971823
                                                                      SA735BNX2H0
                     CPU Presario 4824 P2/233               1                  80  2,295.00     2,295.00                   JS971971
                     MON Sony 200SF 17"                     1         SO18164189N    685.00       685.00       2,980.00
                     CPU Compac Deskpro 2000                1       S6738BK72$581  1,380.00     1,380.00       1,380.00    JS972042
                     Power Base 240MH Tower                 1             1491944  1,170.00     1,170.00                   JS972154
                     Mon Poweruser 17                       1                        409.00       409.00      $1,579.00
                     Mon Princeton 17"                      1           872131088    435.00       435.00         435.00    JCS97229
                     Power Base 240MHX Tower                1             1494262  1,170.00     1,170.00       1,170.00    JSC97229
                     Starmax 300MT 603E                     1            STO75817    888.00       888.00       JS(72470    JS972470
                     Mon Princeton 17"                      1           872131078    435.00       435.00       1,323.00
                     Superstack II Switch 3000              1                      2,129.00     2,129.00                   JS972471
                     Superstack II 1000 Baxe TX             1                      1,085.00     1,085.00
                     FE104 4 port 100 Base TX Hub w/uplink  1                        179.95       179.95
                     Surgestation Pro 8                     3                         29.00        87.00       3,480.95
                     Mon Princeton 17"                      2                        435.00       870.00                   JS972496
                     Bundle HP Laserjet Powerprint          1                        445.00       445.00       1,315.00
                     Powerbook 2400C/180                    1        S157310PZAJN  2,865.00     2,854.00       2,865.00    JS972496
                     Starmax 300MT                          1            ST075428    888.00       888.00         888.00    JS972496
                     Bundle HP Laserjet Powerprint          1                        445.00       445.00         445.00    JS972496
                     Starmax 5500MT                         1            ST074693  1,550.00     1,550.00       1,550.00    JCS97258
                     Starmax 5500MT                         2            ST074682  1,550.00     3,100.00                   JCS97258
                                                                         ST070269                   0.00
                     Shipping                                                                      10.00       3,110.00
                     Power Mac 4400/200 32MB                1        SXB7462649GG  1,490.00     1,490.00                   JS980028
                     Mon Princeton 17"                      1          1172162285    435.00       435.00       1,925.00
                     Mon Princeton 17"                      2                        135.00       270.00                   JS980028
                     Daynapot Adapter                       5                         61.00       305.00         575.00

--------------------------------------------------------------------------------------------------------------
Equip Location       3-Dimensional Pharmaceuticals, Inc.
                     665 Stockton Drive, Suite 104
                     Exton, PA  19341
--------------------------------------------------------------------------------------------------------------
Supplier             Description                                 Invoice     Invoice         PD          Ck
                                                                 No.         Date          CK #      Amount
==============================================================================================================
LF Systems           Stainless Steel Table w/Mer Top             5851        9/19/97     cc7421     $1,129.00
==============================================================================================================
Mac Warehouse        32MB 168 PIN EDO DIMM                       A7012370    9/16/97     cc7423    $16,815.55
                     32 MB 168 PIN EDO DIMM
                     Daynaport E/PCI-T Ethernet Card
                     Power MAC 4400/200 32MB/2GB                 A7019854    9/16/97          "
                     Mon Apple Multscan 1SAV 15"
                     Mon Poweruser 17                            A7117534    9/17/97          "
                                                                             9/23/97          "
                     Supermac C600E/200                          A738334
                     Supermac C600E/200                          A7383334    9/23/97          "
                     MT0903 MON Sony Trinitron Multiscan         A7366438    9/23/97          "
                     MEM PNY 32MB                                A72758378   9/22/97          "
                     Etherlink 111
                     Carrying Case Notepac - Black
                     Portable Printer/Scanner
                     Lap Pro 440CDX                              A7287345    9/22/97          "
                                                                             10/9/97     cc7538     $5,680.50
                     CPU Presario 4824 P2/233                    A8069577
                     MON Sony 200SF 17"
                     CPU Compac Deskpro 2000                     A8385890   10/16/97     cc7645     $4,641.40
                     Power Base 240MH Tower                      A8983462   10/30/97          "
                     Mon Poweruser 17
                     Mon Princeton 17"                           B0366369   11/17/97     cc7746     $8,153.15
                     Power Base 240MHX Tower                     B0377168   11/17/97          "
                     Starmax 300MT 603E                          B1252782    12/9/97     cc7910    $19,147.80
                     Mon Princeton 17"
                     Superstack II Switch 3000                   B1233253    12/9/97          "
                     Superstack II 1000 Baxe TX
                     FE104 4 port 100 Base TX Hub w/uplink
                     Surgestation Pro 8
                     Mon Princeton 17"                           B1369743    12/11/97         "
                     Bundle HP Laserjet Powerprint
                     Powerbook 2400C/180                         B136855     12/11/97         "
                     Starmax 300MT                               B1394055    12/12/97         "
                     Bundle HP Laserjet Powerprint               B1597533    12/17/97         "
                     Starmax 5500MT                              B1768522    12/22/97    cc8037     $5,829.85
                     Starmax 5500MT                              B1828326    12/23/97         "

                     Shipping
                     Power Mac 4400/200 32MB                     2146488       1/7/98    cc8164    $16,129.30
                     Mon Princeton 17"
                     Mon Princeton 17"                           2141414       1/7/98         "
                     Daynapot Adapter

                                    EXHIBIT A
                     EQUIPMENT SCHEDULE 3-DIMENSIONAL PHARM

-----------------------------------------------------------------------------------------------------------------------------------
                    3-Dimensional Pharmaceuticals, Inc.
                    665 Stockton Drive, Suite 104
Equip Location      Exton, PA  19341
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Extended
Supplier            Description                             Qty        Serial No.  Price          Price       Sub-Total    PO No.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      SXB7460YX9G
                    Power Mac 4400/200 32MB                  1                  G  1,490.00     1,490.00       1,490.00    JS980028
                    Mon Princeton 17"                        1         1172162295    435.00       435.00         435.00    JS980028
                                                                      SXB7460W69G
                    Power Mac 440/200 32MB                   1                  g  1,490.00     1,490.00                   JS980029
                    Mon Princeton 17"                        1         1172162297    435.00       435.00       1,925.00
                    64MB 168 PIN EDO DIMM                    1                       135.00       135.00         135.00    Js980029
                    Powerbook 3400C/180 16 MB                1       SCK7062377ZQ  3,050.00     3,050.00       3,050.00    JS980062
                    64MB Memory Moldule for Powerbook 3400   1                       298.00       298.00                   JS980062
                    VST Powerbook 3400 Lithium 10N           3                       130.00       390.00
                    Battery
                    Charger F/Powerbook                      2                       140.00       280.00         968.00    JS980062
                    Power Mac 4400/200 32MB                  2       SXB7461N69Gg  1,490.00     2,980.00                   JS980116
                                                                     SXB74614D9GG
                    Mon Princeton 17" Monitor                1         1172162324    435.00       435.00
                    Mon Sony 200GS 17"                       1        So180197701    640.00       640.00       4,055.00
                    64 MB 168 PIN EDO DIMM                   2                       135.00       270.00         270.00    Js980116
                    Mon Princeton 17"                        1         1172162283    435.00       435.00         435.00    JS980188
                                                                      SBX7461NP9G
                    Power Mac 4400/200                       1                  G  1,490.00     1,490.00       1,490.00    JS980188
                    Daynaport Adapter                        1                        61.00        61.00                   JS980188
                    64 MB 168 PIN EDO DIMM                   1                       135.00       135.00         196.00
                    PRN HP Laser Jet                         1                       125.00     1,425.00                   JS980239
                    Shipping                                                                       19.95       1,444.95
                                                                      SXB7460YR9G
                    Power Mac 4400/200                       1                  G  1,490.00     1,490.00                   JS980312
                    Mon Princeton 17"                        1         1172162375    435.00       435.00       1,925.00
                                                                      SXB74014V9W
                    Power Mac 4400/200                       1                  7  1,285.00     1,285.00       1,285.00    Js980495
                    Mon Puser 17"                            1                       369.00       369.00         369.00    JS980495
                    64MB 168 PIN EDO DIMM                    1                       160.00       160.00                   JS980495
                    Etherx PCI 10/100 Card                   1                        43.00        43.00         203.00
                    Power Mac 6500/250 32MB                  1                     1,398.00     1,398.00                   JS980496
                    Mon Puser 17"                            1                       369.00       369.00       1,767.00
                    Etherx PCI 10/100 Card                   1                        43.00        43.00                   JS980496
                    64 MB 168 PIN EDO DIMM                   1                       160.00       160.00         203.00
                                                                      SXB7460YY9G
                    Power Mac 4400/200 32MG/2GB1             1                  g  1,525.00     1,525.00       1,525.00    JS980497
                    Mon Puser 17"                            1                       369.00       369.00         369.00    JS980497
                    64 MB 168 PIN EDO DIMM                   1                       160.00       160.00                   JS980497
                    Etherx PCI 10/100 Card                   1                        43.00        43.00
                    Zip Drive 100MB SCSI                     1                       130.00       130.00         333.00
                    In Focus Litepro 730                     1        IS2C8525406  8,700.00     8,700.00          8,700    JS980503
                    Power Mac 6500/250 32MB                  1       SXB7460GEAWM  1,398.00     1,398.00                   JS980573

-----------------------------------------------------------------------------------------------------------
Equip Location      3-Dimensional Pharmaceuticals, Inc.
                    665 Stockton Drive, Suite 104
                    Exton, PA  19341
-----------------------------------------------------------------------------------------------------------
Supplier            Description                                 Invoice     Invoice         PD         Ck
                                                                No.         Date          CK #     Amount
-----------------------------------------------------------------------------------------------------------
                    Power Mac 4400/200 32MB                     B2307379    1/12/98          "
                    Mon Princeton 17"                           B2305951    1/12/98          "

                    Power Mac 440/200 32MB                      B2146645    1/7/98           "
                    Mon Princeton 17"
                    64MB 168 PIN EDO DIMM                       B2148880    1/7/98           "
                    Powerbook 3400C/180 16 MB                   B2215531    1/8/98           "
                    64MB Memory Moldule for Powerbook 3400      2220291     1/8/98           "
                    VST Powerbook 3400 Lithium 10N
                    Battery
                    Charger F/Powerbook                         B2220291    1/8/98
                    Power Mac 4400/200 32MB                     B2542090    1/16/98     cc8204   $10,498.05

                    Mon Princeton 17" Monitor
                    Mon Sony 200GS 17"
                    64 MB 168 PIN EDO DIMM                      B2530228    1/16/98          "
                    Mon Princeton 17"                           B2679728    1/20/98          "

                    Power Mac 4400/200                          B2868446    1/23/98          "
                    Daynaport Adapter                           B2733954    1/21/98          "
                    64 MB 168 PIN EDO DIMM
                    PRN HP Laser Jet                            B3071305    1/28/98          "
                    Shipping

                    Power Mac 4400/200                          B3366820    2/4/98      cc8289   $14,865.75
                    Mon Princeton 17"

                    Power Mac 4400/200                          B4048351    2/20/98          "
                    Mon Puser 17"                               B4052114    2/20/98          "
                    64MB 168 PIN EDO DIMM                       B4038030    2/20/98          "
                    Etherx PCI 10/100 Card
                    Power Mac 6500/250 32MB                     B4055513    2/20/98          "
                    Mon Puser 17"
                    Etherx PCI 10/100 Card                      B4046256    2/20/98
                    64 MB 168 PIN EDO DIMM

                    Power Mac 4400/200 32MG/2GB1                B4045654    2/20/98          "
                    Mon Puser 17"                               B4052486    2/20/98
                    64 MB 168 PIN EDO DIMM                      B40384651   2/20/98          :
                    Etherx PCI 10/100 Card
                    Zip Drive 100MB SCSI
                    In Focus Litepro 730                        B45131917   3/4/98      cc8559   $19,591.25
                    Power Mac 6500/250 32MB                     B4521472    3/4/98           "

                                    EXHIBIT A
                     EQUIPMENT SCHEDULE 3-DIMENSIONAL PHARM

-----------------------------------------------------------------------------------------------------------------------------------
Equip Location    3-Dimensional Pharmaceuticals, Inc.
                  665 Stockton Drive, Suite 104
                  Exton, PA  19341
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Extended
Supplier          Description                                Qty        Serial No.  Price          Price       Sub-Total    PO No.
-----------------------------------------------------------------------------------------------------------------------------------
                  Mon Puser 17"                              1                       369.00       369.00       1,767.00
                  64 MB 168 PIN EDO DIMM                     1                       160.00       160.00         160.00    JS980573

                  Power Mac 6500/2250 32MB                   1       SXB7453VMAWM  1,398.00    $1,398.00                   JS980649
                  Mon Puser 17"                              1                       369.00       369.00       1,767.00
                  64 MB 168 PIN EDO DIMM                     1                       160.00       160.00                   JS980649
                  Etherx PCI 10/100 Card                     1                        43.00        43.00         203.00
                  Power Mac G3/266MHZ                        1       SXB807419AZ3  2,415.00     2,415.00      24,415.00    JS980650
                  Mon Puser 17                               1                       369.00       369.00         369.00    JS980650
                  Mem Puser 128MB Sdram                      1                       375.00       375.00                   JS980650
                  Etherx PCI 10/100 Card                     1                        43.00        43.00
                  Shipping & Handling                                                              24.45         442.45
                  Accessbuilder 4000 8 Prot Asyne Module     1                     1,500.00     1,500.00       1,500.00    JS980655
                  Accessbuilder 4200 Ethernet Base System    1                     1,675.00     1,675.00       1,675.00    JS980655
                  Power Mac 6500/225 32MB                    1       SXB74978Z9CL  1,215.00     1,215.00                   JS980731
                  Mon Puser 17"                              1                       368.00       368.00       1,583.00
                  Superstack II Switch Gigabit Enet SX
                  Module                                     1                     1,970.00     1,970.00       1,970.00    JS980735
                  Superstack II Switch                       1                     2,400.00     2,400.00                   JS980735
                  Superstack II Switch Gigabit Enet SX
                  Module                                     1                     1,920.00     1,920.00
                  Shipping & Handling                                                              21.20       4,341.20
                  Superstack II Switch 3000                  1                     1,500.00     1,500.00                   JS980735
                  Shipping & Handling                                                              17.45       1,517.45

                  Power MAC G3/233/MHZ                       1        SXB8115FRBB  1,598.00     1,598.00       1,598.00    JS980899
                  Mon Puser 17"                              1                       369.00       369.00         369.00    JS980899
                  CPU Compac Deskpro 2000                    1      S6740BK82P043  1,109.00     1,109.00                   JS980945
                  Shipping  & Handling                                                             17.85       1,126.85
                  Mon Hitachi MC7515 19"                     1          V8B000581    885.00       885.00         885.00    JS980988

                  Power Mac 4400/200                         1       SXB7461XF9GG  1,175.00     1,175.00       1,175.00    JS980988
                  Netserver/8 Plus Enter Lan w/ integrated   1                     2,829.00     2,829.00                   JS980986
                  Shipping & Handling                                                             $15.15       2,844.15
                  Supermac C600VPC/240/w/Scanner             1           V8800592  1,249.00     1,249.00                   JS981211
                  Mon Hitachi                                1                       885.00       885.00       2,134.00
                  64 MB 168 PIN EDO DIMM                     1                       105.00       105.00                   JS981211
                  Etherx PCI 10/100 Card                     1                        48.00        48.00         153.00

                  Power Mac G3/200MHZ                        1       SXA81715CD6M  3,185.00     3,185.00       3,185.00    JS981212
                  Mem Puser 128 MB Sdram F/Power Mac G-3     1                       265.00       265.00                   JS981212
                  Etherx PCI 10/100 Card                     1                        48.00        48.00         313.00
                  Mon Puser 17"                              1                       319.00       319.00         319.00    JS981257
                  64MB 168 PIN EDO DMM                       1                       105.00       105.00                   JS981257
                  Etherx PCI 10/100 Card                     1                        48.00        48.00         153.00

--------------------------------------------------------------------------------------------------------------------------------
Equip Location    3-Dimensional Pharmaceuticals, Inc.
                  665 Stockton Drive, Suite 104
                  Exton, PA  19341
-----------------------------------------------------------------------------------------------------------------
                                                                            Invoice         PD         Ck
Supplier          Description                                 Invoice No.   Date          CK #     Amount
-----------------------------------------------------------------------------------------------------------------
                  Mon Puser 17"
                  64 MB 168 PIN EDO DIMM                      B4496022     3/4/98           "

                  Power Mac 6500/2250 32MB                    B4755104     3/10/98          "
                  Mon Puser 17"
                  64 MB 168 PIN EDO DIMM                      B4780078     3/10/98          "
                  Etherx PCI 10/100 Card
                  Power Mac G3/266MHZ                         B4759536     3-10-98          "
                  Mon Puser 17                                B4765418     3-10-98          "
                  Mem Puser 128MB Sdram                       B4757316     3/10/98
                  Etherx PCI 10/100 Card
                  Shipping & Handling
                  Accessbuilder 4000 8 Prot Asyne
                  Module                                      B5103270     3/18/98     cc8596     $29,291.03
                  Accessbuilder 4200 Ethernet Base System     B5242110     3/20/98          "
                  Power Mac 6500/225 32MB                     B5202031     3/19/98          "
                  Mon Puser 17"
                  Superstack II Switch Gigabit Enet SX
                  Module                                      B5203138     3/19/98          :
                  Superstack II Switch                        B6506679     4/17/98
                  Superstack II Switch Gigabit Enet SX
                  Module
                  Shipping & Handling
                  Superstack II Switch 3000                   B6548481     4/20/98          "
                  Shipping & Handling
                  Power MAC G3/233/MHZ                        B6088207     4/7/98
                  Mon Puser 17"                               B6091102     4/798            "
                  CPU Compac Deskpro 2000                     B6214779     4/9/98           "
                  Shipping  & Handling
                  Mon Hitachi MC7515 19"                      B6405971     4/30/98
                  Power Mac 4400/200                          B6425805     4/15/98          "
                  Netserver/8 Plus Enter Lan w/ integrated    B7458102     5/12/98          "
                  Shipping & Handling
                  Supermac C600VPC/240/w/Scanner              B7256076     5/6/98           "
                  Mon Hitachi
                  64 MB 168 PIN EDO DIMM                      B7220676     5/6/98
                  Etherx PCI 10/100 Card
                  Power Mac G3/200MHZ                         B7252653     5/6/98
                  Mem Puser 128 MB Sdram F/Power Mac G-3      B7236243     5/6/98
                  Etherx PCI 10/100 Card
                  Mon Puser 17"                               B7524226     5/13/98
                  64MB 168 PIN EDO DMM                        B7506876     5/13/98
                  Etherx PCI 10/100 Card

                                   EXHIBIT A
                    EQUIPMENT SCHEDULE 3-DIMENSIONAL PHARM

--------------------------------------------------------------------------------------------------------------------------------
                     3-Dimensional Pharmaceuticals, Inc.
                     665 Stockton Drive, Suite 104
Equip Location       Exton, PA  19341
--------------------------------------------------------------------------------------------------------------------------------
                                                                                              Extended
Supplier             Description                            Qty    Serial No.      Price       Price        Sub-Total
--------------------------------------------------------------------------------------------------------------------------------
                     Supermac C600 VPC/240 w/Scanner        1                    1,249.00     1,249.00       1,249.00
                     Supermax C600VPC/240 w/Scanner         1                    1,249.00     1,249.00       1,240.00
                     64M13 168 PIN EDO DIMM                                        150.00       150.00
                     Etherx PCI 10/100 Card                 1                       48.00        48.00         153.00
                     Mon Puser 17"                          1                      319.00       319.00         319.00
                     Powerbook 1400c                        1                    1,870.00     1,870.00       1,870.00

                     24MB Memory Module for Powerbook 1400  1                       88.00        88.00
                     Internal Zip Drive                     1                      209.00       209.00
                     336 PC Card Ethernet Modem             1                      278.00       278.00
                     Shipping & Handling                                                         13.80         588.00
                     Power MAC G3/23/MHZ                    1     Sxb8110phhbsq  1,880.00     1,880.00       1,880.00
                     Mon Hitachi 17"                        1            T7K001    549.00       549.00         549.00

                     Mem Puser 64MB Sdram F/power Mac G3    1                      135.00       135.00
                     Etherx PCI 10/100 Card                 1                       48.00        48.00         183.00
Matix Tech.          Platemate 4 Position                   1      I-00003224   40,900.00
                     Tip Wash Station                       1                    2,600.00     2,600.00
                     Adapter                                1                      335.00       335.00
                     Tip magazine 96/284, 25UL              1                      495.00       495.00
                     Shipping & Handling                                                        192.82      44,522.82
MICRON               Milennia XKU 300                       1                    4,197.00     4,197.00
Dimitris Agra.       Shipping & Handling                                                         65.00
Equip Location       3-Dimensional Pharmaceuticals, Inc.
                     665 Stockton Drive, Suite 104
--------------------------------------------------------------------------------------------------------------------------------
                     Exton, PA  19341
================================================================================================================================
                                                                                              Extended
Supplier             Description                            Qty    Serial No.      Price       Price        Sub-Total
--------------------------------------------------------------------------------------------------------------------------------
                     Taxes                                                                     255.72        4,517.72
--------------------------------------------------------------------------------------------------------------------------------
Micron               Sys ATO Model BOM                      1    1216147-0001  $3,922.00    $3,922.00
--------------------------------------------------------------------------------------------------------------------------------
                     Sys ATO Model BOM                      1    1216146-0001  $3,471.00    $,3471.00        7,393.00
--------------------------------------------------------------------------------------------------------------------------------
                     Micron Compute ATO Model               1                  $3,849.00    $3,849.00
--------------------------------------------------------------------------------------------------------------------------------
                     Shipping & Handling                                                       $99.00        3,948.00
--------------------------------------------------------------------------------------------------------------------------------
                     ATO Computer Model BOM                 1    1128302-0001  $2,686.00    $2,686.00
--------------------------------------------------------------------------------------------------------------------------------
                     Shipping & Handling                                                       $99.00        2,785.00
================================================================================================================================
Molecular            RoMomax Instrument Refurb.             2         RB00532  $7,388.00   $14,776.00
Devices                                                               RB00533                   $0.00
                     Shipping & Handling                                                      $200.00       14,976.00
Molecular            RoMomax Instrument Refurb.             1         RB00541  $7,388.00    $7,388.00       $7,388.00
================================================================================================================================
New Brunswick        Innova 4080 120V                       1      8901312640  $5,200.00    $5,200.00
                     Sticky Mat Roll, Gr                    1                    $264.00      $264.00
                     Freight                                                                   $50.15       $5,514.15
                     Innova 4080 120V                       1       890312648  $5,200.00    $5,200.00
-------------------------------------------------------------------------------------------------------------------------------
                     3-Dimensional Pharmaceuticals, Inc.
                     665 Stockton Drive, Suite 104
Equip Location       Exton, PA  19341
-------------------------------------------------------------------------------------------------------------------------------
                                                                           Invoice     Invoice     PD        Ck
Supplier             Description                              PO No.       No.         Date        CK #      Amount
-------------------------------------------------------------------------------------------------------------------------------
                     Supermac C600 VPC/240 w/Scanner          JS981257     B7509052    5/13/98
                     Supermax C600VPC/240 w/Scanner           JS981258     B7509060    5/13/98
                     64M13 168 PIN EDO DIMM                   JS981258     B7513179    5/13/98
                     Etherx PCI 10/100 Card
                     Mon Puser 17"                            JS981258     B7540222    5/13/98
                     Powerbook 1400c                          Js981298     B7528276    5/13/98

                     24MB Memory Module for Powerbook 1400    JS981298     B7498181    5/13/98
                     Internal Zip Drive
                     336 PC Card Ethernet Modem
                     Shipping & Handling
                     Power MAC G3/23/MHZ                      JS981299     B7510142    5/13/98
                     Mon Hitachi 17"                          Js981299     B7523707    5/13/98

                     Mem Puser 64MB Sdram F/power Mac G3      JS981299     B7504921    5/13/98
                     Etherx PCI 10/100 Card                   JS981299     B7504921    5/13/98
Matix Tech.          Platemate 4 Position                     JS980687     71489       3/16/98     cc8697    $48,868.34
                     Tip Wash Station
                     Adapter
                     Tip magazine 96/284, 25UL
                     Shipping & Handling
MICRON               Milennia XKU 300                         DA971700                             Cc7589    $5,521.57
Dimitris Agra.       Shipping & Handling
Equip Location       3-Dimensional Pharmaceuticals, Inc.
                     665 Stockton Drive, Suite 104
-------------------------------------------------------------------------------------------------------------------------------
                     Exton, PA  19341
===============================================================================================================================
                                                                           Invoice     Invoice     PD        Ck
Supplier             Description                              PO No.       No.         Date        CK #      Amount
-------------------------------------------------------------------------------------------------------------------------------
                     Taxes
-------------------------------------------------------------------------------------------------------------------------------
Micron               Sys ATO Model BOM                        JS980983     1863973     5/8/98
-------------------------------------------------------------------------------------------------------------------------------
                     Sys ATO Model BOM
-------------------------------------------------------------------------------------------------------------------------------
                     Micron Compute ATO Model                 JK980095     1606148     1/17/98     cc8345    $10,102.00
-------------------------------------------------------------------------------------------------------------------------------
                     Shipping & Handling
-------------------------------------------------------------------------------------------------------------------------------
                     ATO Computer Model BOM                   JS980211     1636289     1/30/98
-------------------------------------------------------------------------------------------------------------------------------
                     Shipping & Handling
-------------------------------------------------------------------------------------------------------------------------------
Molecular            RoMomax Instrument Refurb.               JK980686     134071      3/20/98     cc8704    $23,889.00
Devices
                     Shipping & Handling
Molecular            RoMomax Instrument Refurb.               JK980686     134061      4/6/98      cc8704    $23,889.00
-------------------------------------------------------------------------------------------------------------------------------
New Brunswick        Innova 4080 120V                         ZW980278     204135      3/17/98     cc8759    $5,514.15
                     Sticky Mat Roll, Gr
                     Freight
                     Innova 4080 120V                         ZW981045     205470      5/1/98

                                   EXHIBIT A
                    EQUIPMENT SCHEDULE 3-DIMENSIONAL PHARM

----------------------------------------------------------------------------------------------------------------------------------
Equip Location       3-Dimensional Pharmaceuticals, Inc.
                     665 Stockton Drive, Suite 104
                     Exton, PA  19341
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Extended
Supplier             Description                           Qty      Serial No.       Price       Price       Sub-Total     PO No.
----------------------------------------------------------------------------------------------------------------------------------
                     Sticky Mat Roll, GR                    1                     $   264.00   $   264.00
                     Freight                                                                   $    64.04      5,528.04
----------------------------------------------------------------------------------------------------------------------------------
Nonius               Fixed Oil Cooled Cathode               1                     $ 7,629.60     7,629.60      7,629.60   MM980214
----------------------------------------------------------------------------------------------------------------------------------
RCh                  Raid Rack Mount Conversion/expansion   1                     $17,066.00   $17,066.00                 JS980126
                     8-4404
                     Shipping & Handling                                                       $   486.55     17,552.55
                     DLT7700, 15 Cartridge racount mini     1                     $20,836.00   $20,836.00                 JS980678
                     library
                     9.1 GB Ultra Wide Option Disk          1                     $ 1,351.00   $ 1,351.00
                     Bracket                                1                     $   210.00   $   210.00
                     Shipping & Handling                                                       $   164.00     22,561.00
----------------------------------------------------------------------------------------------------------------------------------
Robbins              1_____-96 Flexchem 1 ML Tall 115V      1                     $22,500.00   $22,500.00                 ZW980778
                     Freight                                                                   $    81.90     22,581.90
----------------------------------------------------------------------------------------------------------------------------------
Savant               Speedvac w/bleeder valve 115V          1                     $ 1,890.00   $ 1,890.00                 JR980778
                     Freight                                                                   $    17.55      1,907.55
                     Rotor F/Marsh Plates w/4 Carriers     1                     $ 1,260.00   $ 1,260.00                 ZW980181
                     Freight                                                                   $     9.30      1,269.30
----------------------------------------------------------------------------------------------------------------------------------
Techne, Inc.         Genius 120V 384 Well                   2                     $ 4,152.00   $ 8,304.00    $ 8,304.00   JK980685
----------------------------------------------------------------------------------------------------------------------------------
-----------------
----Vacuubrand       Model MZ2C Diaphragm Pump              1      20523904-97    $ 1,965.00   $ 1,965.00                 JJ981261
                     Freight                                                      $    15.45     1,980.45
Equip Location       3-Dimensional Pharmaceuticals, Inc.
                     665 Stockton Drive, Suite 104
                     Exton, PA
                                                                                                Extended
Supplier             Description                            Qty     Serial No.    Price           Price        Sub-Total   PO No.

Water Mgnt           Comro-800P Reverse Osmosis Unit        1                     $ 2,408.54   $ 2,408.54                 BW980064
                     Pressure Storage Tank                  2                     $   829.92   $ 1,659.84      4,068.38

                     TOTAL                                                                                   699,733.78
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Equip Location       3-Dimensional Pharmaceuticals, Inc.
                     665 Stockton Drive, Suite 104
                     Exton, PA  19341
------------------------------------------------------------------------------------------------------------
                                                              Invoice       Invoice     PD        Ck
Supplier             Description                              No.           Date        CK #      Amount
------------------------------------------------------------------------------------------------------------
                     Sticky Mat Roll, GR
                     Freight
------------------------------------------------------------------------------------------------------------
Nonius               Fixed Oil Cooled Cathode                      73977    3/18/98     cc8709    $ 9,786.88
------------------------------------------------------------------------------------------------------------
RCh                  Raid Rack Mount Conversion/expansion          82538
                     8-4404                                                 1/20/98     cc8140    $17,552.55
                     Shipping & Handling
                     DLT7700, 15 Cartridge racount mini            82603
                     library                                                 4/3/98     cc8729    $22,561.00
                     9.1 GB Ultra Wide Option Disk
                     Bracket
                     Shipping & Handling
------------------------------------------------------------------------------------------------------------
Robbins              1_____-96 Flexchem 1 ML Tall 115V          10087744    4/30/98
                     Freight
------------------------------------------------------------------------------------------------------------
Savant               Speedvac w/bleeder valve 115V                145626   10/31/97     cc7754    $13,057.55
                     Freight
                     Rotor F/Marsh Plates w/4 Carriers           148963     2/5/98     cc8317    $ 1,066.13
                     Freight
------------------------------------------------------------------------------------------------------------
Techne, Inc.         Genius 120V 384 Well                         239669    3/13/98     cc8588    $ 8,304.00
------------------------------------------------------------------------------------------------------------
-----------------                                                    558    5/14/98
----Vacuubrand       Model MZ2C Diaphragm Pump
                     Freight
Equip Location       3-Dimensional Pharmaceuticals, Inc.
                     665 Stockton Drive, Suite 104
                     Exton, PA
                                                                             Invoice     PD       Ck
Supplier             Description                                 Invoice     Date        Ck #     Amount
                                                                 No.
Water Mgnt           Comro-800P Reverse Osmosis Unit            802063.1    2/1/98      cc8483    $ 4,519.97
                     Pressure Storage Tank

                     TOTAL
------------------------------------------------------------------------------------------------------------

                           PAYMENT ADJUSTMENT RIDER

     Rider to Schedule No. 01 dated June 18, 1998 to Master Loan and Security
                           --       -------------
Agreement No. 7110 dated June 18, 1998 (THE "CONTRACT") Between 3-Dimensional
              ----       -------------                          -------------
Pharmaceuticals, Inc. as Borrower (THE "OBLIGOR") AND PHOENIXCOR, INC. as Lender
---------------------
("P.C.")

     19.  Purpose. This Rider sets forth the terms of adjustment to the payments
          -------
set forth in the Contract.

     20.  Definitions. The following terms shall have the following meanings
          -----------
herein:

          (a) "Adjustment Date" shall mean the date P.C. disburses any portion of the proceeds of the Contract.

          (b) "Final T-Note Average" shall mean the average of the yields on U.S. Treasury Notes maturing in 4 years, as published by the Dow Jones Telerate Access Service, Page 19901, for the close of business on each business day of the two full calendar weeks immediately preceding the week containing the Adjustment Date.

          (c) "Preliminary Payments" shall mean the payments set forth in the Contract, consisting of ($40,671.13 due upon execution followed by) 46 consecutive (monthly or quarterly) payments in the amount of $40,671.13 commencing 30 days after the adjustment Date, followed by one monthly payment of $164,820.60.

          (d)  "Preliminary T-Note Average" shall mean 5.41%.
                                                       -----

     21.  Adjustment of Payments. The Preliminary Payments were calculated based
          ----------------------
on a spread over the Preliminary T-Note Average. If the Adjustment Date occurs after June 17, 1998 and the Final T-Note Average exceeds the Preliminary T-Note Average, then the Preliminary Payments shall be revised. For each increase or decrease of one (1) basis point (i.e., 1/100 of 1%) in the Final T-Note Average above the Preliminary T-Note Average, the Preliminary Payments shall be revised as follows (complete below as applicable):

 .    The $40,671.13 payment due upon execution shall remain unchanged.
         ----------

 .    Each of the 46 payments in the amount of $40,671.13 shall increase or
                 --                           ----------
decrease by $8.24.

Immediately after the determination of the revised payments due under the Contract, Obligor shall, at the request of P.C., execute an acknowledgement reflecting the revised payment schedule and, if requested by P.C., a Replacement Contract containing the agreed to payments, but the failure of P.C. to make such a request or the failure of Obligor to execute the acknowledgement or Replacement Contract shall in no way diminish Obligor's obligations hereunder.

     22. P.C.'s Requirements. The commencement of the Contract is subject to satisfaction of all documentation and credit requirements of P.C. If such requirements are not satisfied by the Adjustment Date, then at P.C.'s option, the Adjustment Date shall be the date when such requirements are satisfied.

The calculation of the Contract payments under this Rider will supersede any prior proposal or quotation.

     IN WITNESS WHEREOF, the parties have executed this Rider simultaneously with the Contract.

PHOENIXCOR, INC.                        3-Dimensional Pharmaceuticals, Inc.


By:  /s/ Thomas J. Williams             By:  /s/ Scott Horvitz
     ____________________________            _______________________________

TITLE: Executive Vice President         TITLE: Vice President, Finance
       __________________________              _____________________________

                SCHEDULE TO MASTER LOAN AND SECURITY AGREEMENT

MASTER LOAN AND SECURITY AGREEMENT NO.7110             DATED: June 18, 1998
                                      ----                    -------------
SCHEDULE NO.02                                         DATED: September 25, 1998
            --                                                ------------------
--------------------------------------------------------------------------------
LENDER:   PHOENIXCOR, INC.      BORROWER:   3-Dimensional Pharmaceuticals, Inc.
          65 WATER STREET                   Eagleview Corporate Center,
          SOUTH NORWALK, CT 06854           665 Stockton Drive, Suite 104
                                            Exton, PA 19341


Equipment Location (if other than above address of Borrower): n/a
                                                              ---

     Lender and Borrower have entered into a Master Loan and Security Agreement No. 7110 dated June 18, 1998 (the "Master Loan Agreement") which is incorporated
    ----       -------------
herein and this is a Schedule to the Master Loan Agreement. All words and terms used herein and not specifically defined herein shall have the same meanings as set forth in the Master Loan Agreement.

     1. THE LOAN AND LOAN REPAYMENT. As requested by Borrower and pursuant to the Master Loan Agreement, Lender agrees to lend to Borrower the sum of one
                                                                        ---
million two hundred twenty-three thousand eight hundred eighty-three dollars and
--------------------------------------------------------------------------------
ninety-six cents. Borrower agrees to repay the Loan in successive installments
----------------
(which installment payments are inclusive of interest) as set forth in the following Schedule:

                                   SCHEDULE
--------------------------------------------------------------------------------
Advance Payment Amount:                                  $30,200.56
Number of Installments (Exclusive of Advance Payment):   46
Payment Period:                                           X Monthly ___Quarterly
                                                         ---
Periodic Installment Payment Amount Per Period:          $30,200.56;
         Followed by One Monthly Installment Payment of  $122,388.40
--------------------------------------------------------------------------------
Commencement Date:  September 29, 1998                   Security Deposit (if
Special Provisions: (if any): none                       any): none


     2. SECURITY. As security for Borrower's obligations under this Schedule and the obligations contained in the Master Loan Agreement, the Borrower gives and grants to the Lender a security interest in the Equipment described in the attached Exhibit A.

     3. LOAN DISBURSEMENT. Borrower hereby authorizes Lender to disburse the Loan proceeds advanced pursuant to this Schedule as follows:

     $1,223,883.96         To: 3-Dimensional Pharmaceuticals, Inc.
     -------------             -----------------------------------
     $1,223,883.96         TOTAL PROCEEDS
     -------------

By execution hereof, the signer certifies that he/she is a duly authorized officer, partner or proprietor of Borrower and that he/she had read, accepted and duly executed this Schedule to the Master Loan Agreement on behalf of Borrower.

                                 3-Dimensional Pharmaceuticals, Inc., (Borrower)
                                 -------------------------------------

                                 BY:
                                     ___________________________________________

                                 _______________________________________________
                                 Print Name and Title

ACCEPTED AT LENDER'S OFFICE AT
SOUTH NORWALK, CONNECTICUT

PHOENIXCOR, INC. (Lender)

BY:
    _______________________

Print Name and Title

                                   EXHIBIT A


     The following description of property supplements, and is part, Schedule No. 02 dated September 25, 1996 to Master Loan and Security Agreement No. 7110 dated June 18, 1998 between the undersigned Borrower and Phoenixcor, Inc. and may be attached to said Loan Schedule and any related UCC Financing Statements, Acceptance or Delivery Certificate or other document describing the property:


                   See Attached Exhibit A Equipment Schedule


All property listed above complete with any and all attachments, accessions, additions, replacements, improvements, modifications and substitutions thereto and therefor and all proceeds including insurance proceeds thereof and therefrom.

PHOENIXCOR, INC.                          3-Dimensional Pharmaceuticals, Inc.
----------------                          -----------------------------------
(Lender)                                  (Borrower)

BY: /s/ Thomas J. Williams                By:  /s/ Scott Horvitz
    ______________________                    _________________________________
TITLE: Executive Vice President           TITLE: Vice President, Finance
       ________________________                  ______________________________

3-Dimensional Pharmaceutical, Inc.
Eagleview Corporate Center                                     3-Dimensional Pharmaceuticals, Inc.                        Exhibit A
665 Stockton Drive, Suite 104                                           Equipment Financing                         Schedule No. 02
Exton, PA  19341
-----------------------------------------------------------------------------------------------------------------------------------
QTY                EQUPIMENT                REQ.   PURCHASE     INVOICE        CATALOG          SERIAL         SUPPLIER/VENDOR
                 DESCRIPTION                       ORDER #        NO.            NO.             NO.
-----------------------------------------------------------------------------------------------------------------------------------
 2    PC Computer System - Millennia        KJ     981356       1893896              Sys1                    Micron Electronics,
      400                                                                                                    Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 1    Shipping                              JK     981356       1893896
-----------------------------------------------------------------------------------------------------------------------------------
 1    CPU Compaq Deskpro 2000 P/233MMX      JS     981369       B8647117           CP5250     S6808BNT2P474  MicroWarehouse
-----------------------------------------------------------------------------------------------------------------------------------
 3    17' Sony Monitor 200 PS               DA     981480       B8200503           MT2134       SO170134012  MacWarehouse
-----------------------------------------------------------------------------------------------------------------------------------
 1    Shipping                              DA     981480
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 0010017376
-----------------------------------------------------------------------------------------------------------------------------------
 3    GP6-400 System                        DA     981481       31854580          1001495         001001737  Gateway 2000, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 1    Shipping                              DA     981481
-----------------------------------------------------------------------------------------------------------------------------------
 2    17" Power User Monitor                JS     981577                                                    Mac Warehouse
-----------------------------------------------------------------------------------------------------------------------------------
 1    17" Power User Monitor                JS     981577       B7524226          MON0629                    Mac Warehouse
-----------------------------------------------------------------------------------------------------------------------------------
 2    17" Power User Monitor                JS     981577       B9116443          MON0629                    Mac Warehouse
-----------------------------------------------------------------------------------------------------------------------------------
 1    17" Power User Monitor                JS     981577       B8900169          MON0629                    Mac Warehouse
-----------------------------------------------------------------------------------------------------------------------------------
 1    64MB SDRAM Memory                     JS     981577       B8604167          CHP0542                    Mac Warehouse
-----------------------------------------------------------------------------------------------------------------------------------
 1    Power Mac G#/233MHX 32MB RAM          JS     981577       B8584575          CPU0956      SXB8201WJCY3  Mac Warehouse
-----------------------------------------------------------------------------------------------------------------------------------
 1    Etherx PCI card                       JS     981577       B8604167          DEC2256                    Mac Warehouse
-----------------------------------------------------------------------------------------------------------------------------------
 1    17" Power User Monitor                JS     981577       B8584575          MON0629                    Mac Warehouse
-----------------------------------------------------------------------------------------------------------------------------------
 1    Executone Phone System Upgrade        EJ     981582       179169                                       Executone
                                                                                                             Information Systems
-----------------------------------------------------------------------------------------------------------------------------------
 1    Micron Computer - Millenia 400 PC     JM     981717       4001541; YS1, 1271117-001                    Micron Electronics,
                                                                                                             Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 1    Shipping                              JM     981717                                                    Micron Electronics,
                                                                                                             Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 1    Discount                              JM     981717                                                    Micron Electronics,
                                                                                                             Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 1    Power Mac G3/233/MHZ                  JS     981834       B9560723           CPU0956     SXA8181JQCY3  Mac Warehouse
-----------------------------------------------------------------------------------------------------------------------------------
 1    17" Power Uwer Monitor                JS     981834       B9560723            MT1514                   Mac Warehouse
-----------------------------------------------------------------------------------------------------------------------------------
 1    17" Power User Monitor                JS     981834       B9450723            MT1514                   Mac Warehouse
-----------------------------------------------------------------------------------------------------------------------------------
 1    Memory for G3                         JS     981834       B9557620           CHP0542                   Mac Warehouse
-----------------------------------------------------------------------------------------------------------------------------------
 1    Shipping                              JS     981834                                                    Mac Warehouse
-----------------------------------------------------------------------------------------------------------------------------------
 1    Memory for G3                         JS     981836       B9559485           CHP0542                   Mac Warehouse
-----------------------------------------------------------------------------------------------------------------------------------
 1    Power Mac G3/233MHZ                   JS     981836       B9554056           CPU0956     SXA81825UCY3  Mac Warehouse
-----------------------------------------------------------------------------------------------------------------------------------
 1    17" Power User Monitor                JS     981836       B9554056           MT 1514                   Mac Warehouse
-----------------------------------------------------------------------------------------------------------------------------------
 1    Shipping                              JS     981836                                                    Mac Warehouse
-----------------------------------------------------------------------------------------------------------------------------------
 1    Memory for G3                         JS     981`837      B9564287           CHP0542                   Mac Warehouse
-----------------------------------------------------------------------------------------------------------------------------------
 1    Power Mac G3/233MHZ                   JS     981837       B9559030           CPU0956     SXAB182NUCY3  Mac Warehouse
-----------------------------------------------------------------------------------------------------------------------------------
 1    17" Power Uwer Monitor                JS     981837       B9559030            MT1514                   Mac Warehouse
-----------------------------------------------------------------------------------------------------------------------------------
 1    Shipping                              JS     981837                                                    Mac Warehouse
-----------------------------------------------------------------------------------------------------------------------------------
 1    Minolta Copier                        SO     981912       8072006048         1161311     3,111,086.00  Minolta Business
                                                                                    Ep6001                   System, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 1    Minolta Fax                           SO     981913       9082006049    4266111Fax2500  11,113,839.00  Minolta Business
                                                                                                             Systems, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 1    Power Book G3/233/MHZ                 JS     982039       CO215327           CPU1162     SCK8250MGD3C  Mac Warehouse
-----------------------------------------------------------------------------------------------------------------------------------
 1    Memory for G3 Power Book              JS     982039       CO214387           CHP9822                   Mac Warehouse
-----------------------------------------------------------------------------------------------------------------------------------
 1    Shipping                              JS     982039                                                    Mac Warehouse
-----------------------------------------------------------------------------------------------------------------------------------
 1    Dell PC Pentium II Minitower          GP     982046       171984651         220-0437                   Del Computer
      System                                                                                                 Corporation
-----------------------------------------------------------------------------------------------------------------------------------
 1    Shipping                              GP     982046                                                    Dell Computer
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                   EQUPIMENT                  EQUIPMENT     EQUIPMENT       PAID -
QTY              DESCRIPTION                 COST - Each       COST        CHECK #
-----------------------------------------------------------------------------------
 2    PC Computer System - Millennia       4,510.00        9,020.00        9116
      400
-----------------------------------------------------------------------------------
 1    Shipping                               268.00          268.00        9116
-----------------------------------------------------------------------------------
 1    CPU Compaq Deskpro 2000 P/233MMX     1,099.00        1,099.00        9117
-----------------------------------------------------------------------------------
 3    17' Sony Monitor 200 PS                755.00        2,265.00        9111
-----------------------------------------------------------------------------------
 1    Shipping                                55.55           55.55        9111
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
 3    GP6-400 System                       2,886.00        8,658.00        9091
-----------------------------------------------------------------------------------
 1    Shipping                               285.00          285.00        9111
-----------------------------------------------------------------------------------
 2    17" Power User Monitor                (329.95)        (659.90)       9111
-----------------------------------------------------------------------------------
 1    17" Power User Monitor                (290.29)        (290.29)       9111
-----------------------------------------------------------------------------------
 2    17" Power User Monitor                 329.95          659.90        9111
-----------------------------------------------------------------------------------
 1    17" Power User Monitor                 319.00          319.00        9111
-----------------------------------------------------------------------------------
 1    64MB SDRAM Memory                      130.00          130.00        9111
-----------------------------------------------------------------------------------
 1    Power Mac G#/233MHX 32MB RAM         1,598.00        1,598.00        9111
-----------------------------------------------------------------------------------
 1    Etherx PCI card                         48.00           48.00        9111
-----------------------------------------------------------------------------------
 1    17" Power User Monitor                 319.00          319.00        9111
-----------------------------------------------------------------------------------
 1    Executone Phone System Upgrade      42,484.63       42,484.63        9201
-----------------------------------------------------------------------------------
 1    Micron Computer - Millenia 400 PC    4,071.00        4,071.00        9591
-----------------------------------------------------------------------------------
 1    Shipping                               124.00          124.00        9591
-----------------------------------------------------------------------------------
 1    Discount                               (20.00)         (20.00)       9591
-----------------------------------------------------------------------------------
 1    Power Mac G3/233/MHZ                 1,598.00        1,598.00        9728
-----------------------------------------------------------------------------------
 1    17" Power Uwer Monitor                 289.95          289.95        9728
-----------------------------------------------------------------------------------
 1    17" Power User Monitor                  98.00           98.00        9728
-----------------------------------------------------------------------------------
 1    Memory for G3                           98.00           98.00        9728
-----------------------------------------------------------------------------------
 1    Shipping                                26.40           26.40        9728
-----------------------------------------------------------------------------------
 1    Memory for G3                           98.00           98.00        9728
-----------------------------------------------------------------------------------
 1    Power Mac G3/233MHZ                  1,598.00        1,598.00        9728
-----------------------------------------------------------------------------------
 1    17" Power User Monitor                 289.95          289.95        9728
-----------------------------------------------------------------------------------
 1    Shipping                                26.40           26.40        9728
-----------------------------------------------------------------------------------
 1    Memory for G3                           98.00           98.00        9728
-----------------------------------------------------------------------------------
 1    Power Mac G3/233MHZ                  1,598.00        1,598.00        9728
-----------------------------------------------------------------------------------
 1    17" Power Uwer Monitor                 289.95          289.95        9728
-----------------------------------------------------------------------------------
 1    Shipping                                26.40           26.40        9278
-----------------------------------------------------------------------------------
 1    Minolta Copier                      22,458.97       22,458.97        9592
-----------------------------------------------------------------------------------
 1    Minolta Fax                          1,690.70        1,690.70        9592
-----------------------------------------------------------------------------------
 1    Power Book G3/233/MHZ                2,200.00        2,200.00        9728
-----------------------------------------------------------------------------------
 1    Memory for G3 Power Book               198.00          198.00        9728
-----------------------------------------------------------------------------------
 1    Shipping                                 9.90            9.90        9728
-----------------------------------------------------------------------------------
 1    Dell PC Pentium II Minitower         3,075.00        3,075.00        9552
      System
-----------------------------------------------------------------------------------
 1    Shipping                                90.00           90.00        9552
-----------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Corporation
----------------------------------------------------------------------------------------------------------------------------------
1     Power Mac G3/266MHZ 32MB              JS     982209       CO711820            CPU0958                    Mac Warehouse
----------------------------------------------------------------------------------------------------------------------------------
1     Power Mac G3/266MHZ 32MB              JS     982209       CO707117            CPU0958      SXB824550CY5  Mac Warehouse
----------------------------------------------------------------------------------------------------------------------------------
1     Memory for G3                         JS     982209       CO722496            CHP0542                    Mac Warehouse
----------------------------------------------------------------------------------------------------------------------------------
1     Memory for G3                         JS     982209       CO712182                                       Mac Warehouse
----------------------------------------------------------------------------------------------------------------------------------
1     Power Mac G3/266MHZ 32MB              JS     982427       C1490119            CPU0957      SXZ8241TNCY4  Mac Warehouse
----------------------------------------------------------------------------------------------------------------------------------
1     64 MB Memory                          JS     982427       C1489889            CHP0429                    Mac Warehouse
----------------------------------------------------------------------------------------------------------------------------------
1     17" Daytek Monitor                    JS     982427       C1469428             MT2377     DV9805J100015  Mac Warehouse
----------------------------------------------------------------------------------------------------------------------------------
1     Shipping                              JS     982427                                                      Mac Warehouse
----------------------------------------------------------------------------------------------------------------------------------
1     Shipping                              JS     982427                                                      Mac Warehouse
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Office equipment
                                                                                                               and Furniture
----------------------------------------------------------------------------------------------------------------------------------
1     2 Position Thermal Sample Changer     GP     980604       100143202           FL-1012                    Instruments,
                                                                                                               S.A./SPEX
----------------------------------------------------------------------------------------------------------------------------------
1     Robomax Refurbished                   JK     980686       135661           9000-0157R           RB00518  Molecular Devices
                                                                                                               Corporation
----------------------------------------------------------------------------------------------------------------------------------
1     Robomax Refurbished                   JK     980686       135487          9000-0157-R           RB00521  Molecular Devices
                                                                                                               Corporation
----------------------------------------------------------------------------------------------------------------------------------
1     Glassware Washer Electric Heat &      B      980743       13927                                          Lancer, USA Inc.
      Jet Racks
----------------------------------------------------------------------------------------------------------------------------------
1     Master Track Shelving System          DG     980853       6009              OHT 13.25                    Labrepco
----------------------------------------------------------------------------------------------------------------------------------
2     SGI 02 Workstations                   JS     981200       82678          W10-195S-4G64                   RCH Products, Inc.
----------------------------------------------------------------------------------------------------------------------------------
1     Buchi Rotvapor 29/42 joint            JJ     981247       U81347156            954742                    Fisher Scientific
----------------------------------------------------------------------------------------------------------------------------------
1     Freezer Isotmp 51CFT                  DG     981296       U81732622          13990146                    Fisher Scientific
----------------------------------------------------------------------------------------------------------------------------------
1     Refrig/Freezer CFC-Free 115V          CM     981297       U81334377         13986106A                    Fisher Scientific
----------------------------------------------------------------------------------------------------------------------------------
1     Origin 2000 Computer Server           JS     981300       82684                                          RCH Products, Inc.
----------------------------------------------------------------------------------------------------------------------------------
1     Flash 12I + 401 Cartridge Column      SM     981303       7626           SF-120-15170                    Biotage
      System
----------------------------------------------------------------------------------------------------------------------------------
1     Vacuum pump 5.6 CFM MDL M             NS     981342       U81418666           012578C                    Fisher Scientific
----------------------------------------------------------------------------------------------------------------------------------
1     Balance STD-LV                        NS     981379       U81419068           1909377                    Fisher Scientific
----------------------------------------------------------------------------------------------------------------------------------
1     Balance 2100G* 0.01G STD              NS     981379       U81419068            191886                    Fisher Scientiifc
----------------------------------------------------------------------------------------------------------------------------------
1     Bio Safety Cabinet & Single           CM     981406       2707980                                        Forma Scientific
      Chmbr. Incubator
----------------------------------------------------------------------------------------------------------------------------------
1     Rotavapor 24/40 R124C                 SK     981428       U81487170            954741                    Fisher Scientific
----------------------------------------------------------------------------------------------------------------------------------
1     Vacum pump 5.6 CFM MDL M              MP     981430       U81487156            12578C                    Fisher Scientific
----------------------------------------------------------------------------------------------------------------------------------
1     ESI Probe                             BT     981461       S-022750-012                                   Finnegan Corporation
----------------------------------------------------------------------------------------------------------------------------------
1     Finigan LCQ System                    BT     981461       S-02750-011             LCQ                    Finegan Corporation
----------------------------------------------------------------------------------------------------------------------------------
1     Microscope w/Imaging System           CM     981466       62006                 90700            411921  Optical Apparatus
                                                                                                               Co., Inc.
----------------------------------------------------------------------------------------------------------------------------------
1     Gilson 215 Liquid handler             BT     981468       156757                                         Gilson, Inc.
----------------------------------------------------------------------------------------------------------------------------------
1     HPLC System for Mass Spectrometer     BT     981469       188439                                         Shimadzu Scientific
----------------------------------------------------------------------------------------------------------------------------------
1     Speedvac w/Bleeder Valve              MP     981483       153461                SC110                    Savant Instruments,
                                                                                                               Inc.
----------------------------------------------------------------------------------------------------------------------------------
1     Hydra-96 Flexchem Dispenser           ZW     981496       10089843          1029-B1-1       MD985980629  Robbins Scientific
                                                                                                               Corp.
----------------------------------------------------------------------------------------------------------------------------------
1     Genius Block Flat Plate               JK     981529       240790              7022519                    Techne Inc.
----------------------------------------------------------------------------------------------------------------------------------
1     Genesis RSP 200/8 Liquid Handler      JK     981548       136113              10-065A              3143  TECAN
----------------------------------------------------------------------------------------------------------------------------------
1     Genesis RSP 20/8 Liquid Handler       DG     981549       136070              10-065A              3142  TECAN
----------------------------------------------------------------------------------------------------------------------------------
1     Fraction Collector, CF1               MP     981590       A81634063           1118737                    Fisher Scientific
----------------------------------------------------------------------------------------------------------------------------------
1     Freezer Isotmp                        DG     981607       U81837970          13990128                    Fisher Scientific
----------------------------------------------------------------------------------------------------------------------------------
1     Freezer Isotmp                        DG     981607       A81695421          13990128                    Fisher Scientific
----------------------------------------------------------------------------------------------------------------------------------
1     Vacuum Pump                           ZA     981608       AB81695427           118220                    Fisher Scientific
----------------------------------------------------------------------------------------------------------------------------------
1     Rotavapor 24/40 R 124C(2)             SM     981612       A81706949            954741                    Fisher Scientific
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
1     Power Mac G3/266MHZ 32MB                   1,929.00       129.00          9728
-------------------------------------------------------------------------------------
1     Power Mac G3/266MHZ 32MB                   1,929.00       1,929.00        9728
-------------------------------------------------------------------------------------
1     Memory for G3                              98.00          98.00           9728
-------------------------------------------------------------------------------------
1     Memory for G3                              98.00          98.00           9728
-------------------------------------------------------------------------------------
1     Power Mac G3/266MHZ 32MB                   1,169.00       1,619.00 NP
-------------------------------------------------------------------------------------
1     64 MB Memory                               98.00          98.00 NP
-------------------------------------------------------------------------------------
1     17" Daytek Monitor                         255.00         255.00 NP
-------------------------------------------------------------------------------------
1     Shipping                                   34.50          34.50 NP
-------------------------------------------------------------------------------------
1     Shipping                                   63.00          63.00 NP
-------------------------------------------------------------------------------------
                                                                112,317.01
-------------------------------------------------------------------------------------
1     2 Position Thermal Sample Changer          3,410.00       3,410.00 NP
-------------------------------------------------------------------------------------
1     Robomax Refurbished                        7,488.00       7,488.00        9258
-------------------------------------------------------------------------------------
1     Robomax Refurbished                        7,488.00       7,488.00        9120
-------------------------------------------------------------------------------------
1     Glassware Washer Electric Heat &           70,126.68      70,126.68       9246
      Jet Racks
-------------------------------------------------------------------------------------
1     Master Track Shelving System               5,571.00       5,571.00        9722
-------------------------------------------------------------------------------------
2     SGI 02 Workstations                        18,599.83      37,199.65       8914
-------------------------------------------------------------------------------------
1     Buchi Rotvapor 29/42 joint                 3,950.00       3,950.00        9153
-------------------------------------------------------------------------------------
1     Freezer Isotmp 51CFT                       5,812.00       5,812.00        9558
-------------------------------------------------------------------------------------
1     Refrig/Freezer CFC-Free 115V               1,59.97        1,159.97        9153
-------------------------------------------------------------------------------------
1     Origin 2000 Computer Server                116,673.00     116,673.00      9005
-------------------------------------------------------------------------------------
1     Flash 12I + 401 Cartridge Column           3,055.00       3,055.00        8943
      System
-------------------------------------------------------------------------------------
1     Vacuum pump 5.6 CFM MDL M                  1,725.00       1,725.00        9153
-------------------------------------------------------------------------------------
1     Balance STD-LV                             2,443.47       2,443.47        9153
-------------------------------------------------------------------------------------
1     Balance 2100G* 0.01G STD                   1,660.17       1,660.17        9153
-------------------------------------------------------------------------------------
1     Bio Safety Cabinet & Single                3,668.20       3,668.20        9161
      Chmbr. Incubator
-------------------------------------------------------------------------------------
1     Rotavapor 24/40 R124C                      3.668.20       3,668.20        9161
-------------------------------------------------------------------------------------
1     Vacum pump 5.6 CFM MDL M                   1,371.15       1,371.15        9153
-------------------------------------------------------------------------------------
1     ESI Probe                                  6,870.00       6,870.00        9219
-------------------------------------------------------------------------------------
1     Finigan LCQ System                         146,500.00     146,500.00      9219
-------------------------------------------------------------------------------------
1     Microscope w/Imaging System                45,208.00      45,208.00       9604
-------------------------------------------------------------------------------------
1     Gilson 215 Liquid handler                  21,442.25      21,442.25       9224
-------------------------------------------------------------------------------------
1     HPLC System for Mass Spectrometer          26,932.60      26,932.60       9282
-------------------------------------------------------------------------------------
1     Speedvac w/Bleeder Valve                   1,985.00       1,985.00        9134
-------------------------------------------------------------------------------------
1     Hydra-96 Flexchem Dispenser                22,325.00      22,325.00       9277
-------------------------------------------------------------------------------------
1     Genius Block Flat Plate                    1,943.00       1,943.00        9140
-------------------------------------------------------------------------------------
1     Genesis RSP 200/8 Liquid Handler           126,539.60     119,777.60      9778
-------------------------------------------------------------------------------------
1     Genesis RSP 20/8 Liquid Handler            126,010.60     126,010.60      9778
-------------------------------------------------------------------------------------
1     Fraction Collector, CF1                    1,418.05       1,418.05        9310
-------------------------------------------------------------------------------------
1     Freezer Isotmp                             (4,815.28)     (4,815.28)      9310
-------------------------------------------------------------------------------------
1     Freezer Isotmp                             4,815.28       4,815.28        9310
-------------------------------------------------------------------------------------
1     Vacuum Pump                                2,100.41       2,100.41        9310
-------------------------------------------------------------------------------------
1     Rotavapor 24/40 R 124C(2)                  7,376.40       7,376.40        9310
-------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
1     Balance                               SM     9816123      A81706949           1909377                    Fisher Scientific
----------------------------------------------------------------------------------------------------------------------------------
1     Imersion Cooler                       SM     981612       A8170649            1326473                    Fisher Scientific
----------------------------------------------------------------------------------------------------------------------------------
2     Balance/STD-LV 210Gx0.1MG             DR     981614       U81700928           1909377                    Fisher Scientific
----------------------------------------------------------------------------------------------------------------------------------
4     Vaccum Pump 5.6 CFM MDL M             DR     981614       U81700928           012578C                    Fishcer Scientific
----------------------------------------------------------------------------------------------------------------------------------
2     Dynamax SD-1 Pump System              SK     981617       038 265609B     R0071050032                    Varian
                                                                                                               Chromatography
                                                                                                               Systems
----------------------------------------------------------------------------------------------------------------------------------
1     Innova Heating Shaker Model 4080      MP     981618       207120           M1192-0004         890312655  New Brunswick
                                                                                                               Scientific Co.
----------------------------------------------------------------------------------------------------------------------------------
2     Rotavapor 24/40 R124C(2)              DR     981630       A81695367            954741                    Fisher Scientific
----------------------------------------------------------------------------------------------------------------------------------
1     Vacuum Pump                           SK     981721       A81767916            01100A                    Fisher Scientific
----------------------------------------------------------------------------------------------------------------------------------
1     Refrigerator/Freezer                  SK     981721       A81767916         13986106A                    Fisher Scientific
----------------------------------------------------------------------------------------------------------------------------------
1     Vacuum Oven                           MP     981722       A81767897         13262285A                    Fisher Scientific
----------------------------------------------------------------------------------------------------------------------------------
1     Speedvac Component System 110V        MP     981756       153983                 SS22                    Savant Instruments
----------------------------------------------------------------------------------------------------------------------------------
1     Liquid Handler with Pump              MP     981757       157618              2510121                    Gilson, Inc.
----------------------------------------------------------------------------------------------------------------------------------
1     Shipping                              MP     981757       157808                                         Gilson, Inc.
----------------------------------------------------------------------------------------------------------------------------------
1     4 x 750 Rotor for marathon 3000       KR     981769       H81821526           4976008                    Fisher Scientific
----------------------------------------------------------------------------------------------------------------------------------
1     Marathon 3000 Centrifuge              KR     981769       H81821526          49773000                    Fisher Scientific
----------------------------------------------------------------------------------------------------------------------------------
1     Centrifuge MDL 5415C 115V             KR     981769       H81821526            540010                    Fisher Scientific
----------------------------------------------------------------------------------------------------------------------------------
1     Analytical Balance                    KR     981769       H81821526         01913503C                    Fisher Scientific
----------------------------------------------------------------------------------------------------------------------------------
1     PTC-100-60 W Hot Bonnet               MC     9819902      50516              PTC-1160             18213  M.J. Research, Inc.
----------------------------------------------------------------------------------------------------------------------------------
2     Genius 384 Well System                JK     981964       241179                20000                    Techne Inc.
----------------------------------------------------------------------------------------------------------------------------------
1     MZ 2C Diaphragm Pump                  NS     981992       609                  696244       20910011-98  Vacuubrand
----------------------------------------------------------------------------------------------------------------------------------
1     Speedvac w/Bleeder Valve              NS     982044       155122                SC100                    Savant Instruments,
                                                                                                               Inc.
----------------------------------------------------------------------------------------------------------------------------------
1     Master Track Shelving System          JK     982146       N0030523                                       Melles Griot
----------------------------------------------------------------------------------------------------------------------------------
1     Evaporative Light Scattering          SE     982261       4439               SED55001                    Richard Scientific
      Detector
----------------------------------------------------------------------------------------------------------------------------------
1     X-Ray System                                                                                             Comdisco
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
1     Server, Cleint, and Jukebox           JM     981361       3754                                           Software Moguls,
      License                                                                                                  Inc.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
1     Balance                                    2,443.47       2,443.47        9310
-------------------------------------------------------------------------------------
1     Imersion Cooler                            1,039.79       1,039.79        9310
-------------------------------------------------------------------------------------
2     Balance/STD-LV 210Gx0.1MG                  2,443.47       4,886.94        9310
-------------------------------------------------------------------------------------
4     Vaccum Pump 5.6 CFM MDL M                  1,215.34       4,861.36        9310
-------------------------------------------------------------------------------------
2     Dynamax SD-1 Pump System                   20,446.18      40,892.36       9298
-------------------------------------------------------------------------------------
1     Innova Heating Shaker Model 4080           5,350.00       5,350.00        9309
-------------------------------------------------------------------------------------
2     Rotavapor 24/40 R124C(2)                   3,679.93       7,359.86        9310
-------------------------------------------------------------------------------------
1     Vacuum Pump                                1,568.31       1,568.31        9310
-------------------------------------------------------------------------------------
1     Refrigerator/Freezer                       1,111.64       1,111.64        9310
-------------------------------------------------------------------------------------
1     Vacuum Oven                                1,691.67       1,691.67        9310
-------------------------------------------------------------------------------------
1     Speedvac Component System 110V             10,950.75      10,950.75       9279
-------------------------------------------------------------------------------------
1     Liquid Handler with Pump                   13,595.75      13,595.75       9224
-------------------------------------------------------------------------------------
1     Shipping                                                                  9562
-------------------------------------------------------------------------------------
1     4 x 750 Rotor for marathon 3000            2,361.11       2,361.11        9558
-------------------------------------------------------------------------------------
1     Marathon 3000 Centrifuge                   3,538.50       3,538.50        9558
-------------------------------------------------------------------------------------
1     Centrifuge MDL 5415C 115V                  1,676.12       1,676.12        9558
-------------------------------------------------------------------------------------
1     Analytical Balance                         1,871.88       1,871.88        9558
-------------------------------------------------------------------------------------
1     PTC-100-60 W Hot Bonnet                    4,811.00       4,811.00        9737
-------------------------------------------------------------------------------------
2     Genius 384 Well System                     4,152.00       8,304.00        9626
-------------------------------------------------------------------------------------
1     MZ 2C Diaphragm Pump                       1,965.00       1,965.00        9635
-------------------------------------------------------------------------------------
1     Speedvac w/Bleeder Valve                   1,985.00       1,985.00        9619
-------------------------------------------------------------------------------------
1     Master Track Shelving System               1,645.05       1,645.05        9776
-------------------------------------------------------------------------------------
1     Evaporative Light Scattering               14,950.00      14,950.00       9753
      Detector
-------------------------------------------------------------------------------------
1     X-Ray System                               83,483.75      83,483.75
-------------------------------------------------------------------------------------
                                                                1,046.443.95
-------------------------------------------------------------------------------------
1     Server, Cleint, and Jukebox                13,595.00      13,595.00       8917
      License
-------------------------------------------------------------------------------------
                                                                13,595.00
-------------------------------------------------------------------------------------
                                                                1,172,355.96
-------------------------------------------------------------------------------------

                           PAYMENT ADJUSTMENT RIDER
                           ------------------------

     Rider to Schedule No. 02 dated September 25, 1998 to Master Loan and Security Agreement No. 7110 dated June 18, 1998 (the "CONTRACT") Between 3-Dimensional Pharmaceuticals, Inc. as Borrower (the "OBLIGOR") AND PHOENIXCOR, INC. as Lender ("P.C.").

     23.  Purpose. This Rider sets forth the terms of adjustment to the payments
          -------
set forth in the Contract.

     24.  Definitions. The following terms shall have the following meanings
          -----------
herein:

          (a) "Adjustment Date" shall mean the date P.C. disburses any portion of the proceeds of the Contract.

          (b) "Final T-Note Average" shall mean the average of the yields on the U.S. Treasury Notes maturing in 4 years, as published by the Dow Jones Telerate Access Service, Page 19901, for the close of business on each business day of the two full calendar weeks immediately preceding the week containing the Adjustment Date.

          (c) "Preliminary Payments" shall mean the payments set forth in the Contract, consisting or ($30,200.56 due upon execution followed by) 46 consecutive (monthly or quarterly) payments in the amount of $30,200.56 commencing 30 days after the Adjustment Date, following by one monthly payment of $122,388.40.

          (d)  "Preliminary T-Note Average" shall mean 5.41%.

     25.  Adjustment of Payments. The Preliminary Payments were calculated based
          ----------------------
on a spread over the Preliminary T-Note Average. If the Adjustment Date occurs after June 17, 1998 and the Final T-Note Average exceeds the Preliminary T-Note Average, then the Preliminary Payments shall be revised. For each increase or decrease of one (1) basis point (i.e., 1/100 of 1%) in the Final T-Note Average above the Preliminary T-Note Average, the Preliminary Payments shall be revised as follows (complete below as applicable):

 .    The $30,200.56 payment due upon execution shall remain unchanged.

 .    Each of the 46 payments in the amount of $30,200.56 shall increase or decrease by $6.12.

Immediately after the determination of the revised payments due under the Contract, Obligor shall, at the request of P.C. execute an acknowledgement reflecting the revised payment schedule and, if requested by P.C. a Replacement Contract containing the agreed to payments, but the failure of P.C. to make such a request or the failure of Obligor to execute the acknowledgement or Replacement Contract shall in no way diminish Obligor's obligations hereunder.

     26. P.C.'s Requirements. The Commencement of the contract is subject to satisfaction of all documentation and credit requirements of P.C. If such requirements are not satisfied by the Adjustment Date, then at P.C.'s option, the Adjustment Date shall be the date when such requirements are satisfied.

The calculation of the Contract Payments under this Rider will supersede any prior proposal or quotation.

     IN WITNESS WHEREOF, the parties have executed this Rider simultaneously with the Contract.

PHOENIXCOR, INC.                          3-Dimensional Pharmaceuticals, Inc.

By: _______________________________       By: _________________________________

Title: ____________________________       Title: ______________________________

                           PAYMENT ADJUSTMENT RIDER
                           ------------------------

     Rider to Schedule No. 02 dated September 25, 1998 to Master Loan and Security Agreement No. 7110 dated June 18, 1998 (the "CONTRACT") Between 3-Dimensional Pharmaceuticals, Inc. as Borrower (the "OBLIGOR") AND PHOENIXCOR, INC. as Lender ("P.C.").

     27.  Purpose. This Rider sets forth the terms of adjustment to the payments
          -------
set forth in the Contract.

     28.  Definitions. The following terms shall have the following meanings
          -----------
herein:

          (a) "Adjustment Date" shall mean the date P.C. disburses any portion of the proceeds of the Contract.

          (b) "Final T-Note Average" shall mean the average of the yields on the U.S. Treasury Notes maturing in 4 years, as published by the Dow Jones Telerate Access Service, Page 19901, for the close of business on each business day of the two full calendar weeks immediately preceding the week containing the Adjustment Date.

          (c) "Preliminary Payments" shall mean the payments set forth in the Contract, consisting or ($30,200.56 due upon execution followed by) 46 consecutive (monthly or quarterly) payments in the amount of $30,200.56 commencing 30 days after the Adjustment Date, following by one monthly payment of $122,388.40.

          (d)  "Preliminary T-Note Average" shall mean 5.41%.

     29.  Adjustment of Payments. The Preliminary Payments were calculated based
          ----------------------
on a spread over the Preliminary T-Note Average. If the Adjustment Date occurs after June 17, 1998 and the Final T-Note Average exceeds the Preliminary T-Note Average, then the Preliminary Payments shall be revised. For each increase or decrease of one (1) basis point (i.e., 1/100 of 1%) in the Final T-Note Average above the Preliminary T-Note Average, the Preliminary Payments shall be revised as follows (complete below as applicable):

 .    The $30,200.56 payment due upon execution shall remain unchanged.

 .    Each of the 46 payments in the amount of $30,200.56 shall increase or decrease by $6.12.

Immediately after the determination of the revised payments due under the Contract, Obligor shall, at the request of P.C. execute an acknowledgement reflecting the revised payment schedule and, if requested by P.C. a Replacement Contract containing the agreed to payments, but the failure of P.C. to make such a request or the failure of Obligor to execute the acknowledgement or Replacement Contract shall in no way diminish Obligor's obligations hereunder.

     30. P.C.'s Requirements. The Commencement of the contract is subject to satisfaction of all documentation and credit requirements of P.C. If such requirements are not satisfied by the Adjustment Date, then at P.C.'s option, the Adjustment Date shall be the date when such requirements are satisfied.

The calculation of the Contract Payments under this Rider will supersede any prior proposal or quotation.

     IN WITNESS WHEREOF, the parties have executed this Rider simultaneously with the Contract.

PHOENIXCOR, INC.                          3-Dimensional Pharmaceuticals, Inc.

By: _______________________________       By: _________________________________

Title: ____________________________       Title: ______________________________

                               PHOENIXCOR, INC.
                                65 WATER STREET
                            SOUTH NORWALK, CT 07854
                    203-855-0030 (PHONE) 203-866-3593 (FAX)


3-Dimensional Pharmaceuticals, Inc.
Eagleview Corporate Center, 665 Stockton Drive, suite 104
Exton, PA 19341

     Re: Equipment Schedule #02 dated September 25, 1998

Ladies and Gentlemen:

Phoenixcor, Inc. requires insurance coverage with companies and in form satisfactory to it as one of the conditions to enter into the above described lease or loan with your Company covering the Equipment listed on the attached schedule or exhibit. This insurance must be carried throughout the term of the lease/loan. Please sign and return this letter. Please forward a copy of this letter to your insurance company to process a certificate with the following requirements:

PROPERTY COVERAGE:
-----------------
 .    Covering all risks of physical loss, damage, destruction or theft of the
     Equipment, with extended coverage.
 .    Loss payable to PHOENIXCOR, INC. AND ITS ASSIGNS.
 .    In an amount equal to not less than the Equipment's full replacement value of $1,223,883.96.

LIABILITY COVERAGE:
------------------
 .    $5,000,000.00 combined single limit for each occurrence general liability coverage.
 .    Naming PHOENIXCOR, INC. AND ITS ASSIGNS as Additional Insured

PROPERTY AND LIABLITY COVERAGE:
------------------------------
 .    The Equipment should be described specifically or by reference to an attached schedule or exhibit or by reference to the above lease or loan and account number.
 .    Carrier should be rated A-, VIII (or better) by A.M. Best Company.
 .    Notices to Phoenixcor, Inc. are to be sent to 65 water Street, South
     Norwalk, Connecticut 06854.

Attached is a sample insurance certificate. Additional provisions may be required for vehicles or other specialized collateral or if otherwise applicable to the transaction.

ADDIITONAL POLICY PROVISIONS:
----------------------------
 .    The polices must provide that they will not be canceled or altered without thirty (30) days prior written notice to PHOENIXCOR, INC.
 .    The policies insuring against loss, damage, destruction or theft must provide that the coverage will not be invalidated against PHOENIX, INC. AND ITS ASSIGNS because of any violation of any condition or warranty contained in any policy or application therefor by the insured or others.

Please feel free to contact or have your insurance agent contact Joan Kossoff at your earliest convenience. Please be aware that failure to have an insurance certificate in effect that meets the above requirements will delay the commencement and/or funding of the above lease or loan.

Very truly yours,                        AGREED TO AND ACCEPTED BY;
PHOENIXCOR, INC.                         3 Dimensional Pharmaceuticals, Inc.

                                         BY: _______________________________

                                         TITLE: ____________________________

                                     CHART

                               LANDLORD'S WAIVER
                               -----------------

     THIS LANDLORD'S WAIVER is made June 30, 1998, by EAGLEVIEW TECHNOLOGY PARTNERS, having an address c/o The Hankin Group at 717 Constitution Drive, Eagleview Corporate Center, Exton, PA 19341 ("Landlord"), in favor PHOENIXCOR, INC., having an address at 65 Water Street, South Norwalk, CT 06854 ("Secured Party"), against the following background.

                                  BACKGROUND
                                  ----------

     A. By Office Lease Agreement dated December 12, 1997 (as amended, "Lease"), Landlord leased to 3-DIMENSIONAL PHARMACEUTICALS, INC. ("Tenant") certain premises containing approximately 30,411 square feet ("Premise") within a building know as Eagleview Corporate Center, 665 Stockton Drive, Exton, PA 19341.

     B. Secured Party has or may extend credit to Tenant, and as security therefor, Tenant has or is about to grant to Secured Party a security interest (the "Priority Security Interest") in the following collateral, some or all of which may now or hereafter be located at the Premises: the equipment and other items of personal property as described in the Schedules attached to that certain Master Loan and Security Agreement between Security Party and Tenant, including all present and future additions, attachments, replacements, accessoions and accessories thereto (all of the foregoing, together with all products and proceeds thereof and all improvements and replacements thereof and additions thereto, but specifically excluding the "Trade Fixtures" as defined under Section 7(f)(ii) of the Lease, are herein collectively called the "Collateral").

     NOW, THEREFORE, for value received and intending to be legally bound hereby, Landlord and Secured Party agree as follows:

     1. Landlord hereby waives, relinquishes and releases to the Secured Party any and all liens, security interests, claims, demands and rights, including without limitation the right to levy or distraint for unpaid rent, which Landlord now has or hereafter may have with respect to the Collateral, except the right to levy upon such Collateral in execution of any judgment obtained by Landlord against Tenant, the lien of which levy shall be subordinate to the Priority Security Interest.

     2. Landlord agrees that the Collateral shall at all times be considered personal property and shall not become fixtures, real estate or part of the Premises.

     3. Landlord agrees that Secured Party may, after notice to Landlord and at a time approved by Landlord (which approval shall not be unreasonably withheld or delayed), enter upon the Premises and remove the Collateral. Security Party shall reimburse Landlord for the reasonable cost of repairing any damage done to the Premises as a result of Secured Party's removal of the Collateral.

     4.   Secured Party shall indemnify, defend and hold harmless Landlord from
(a) all direct costs incurred by Landlord arising solely from the removal of the Collateral and the exercise of Secured Party's rights under this Agreement and the Master Loan and Security Agreement, and (b) any and all claims, actions, damages, liabilities and expenses in connection with bodily injury or property damage occasioned by Secured Party's entry on the Premises and/or removal of the Collateral. Tenant hereby releases Landlord from any and all claims, suits and damages that Tenant may now or hereafter have arising out of or relating to the Secured Party's removal of the Collateral and exercise of its rights and remedies under this Waiver and the Master Loan and Security Agreement.

     5. In the event the Premises are vacated by Tenant, Landlord shall incur no liability by reason of Landlord's action or inaction with respect to the Collateral, and, within forty-five (45) days following notice from Landlord, Secured Party shall remove all Collateral from the Premises and shall release its security interest of record, if applicable. If within such forty-five (45) day period Secured Party fails to (a) remove the Collateral or notify Landlord in writing that Secured Party has abandoned such property and (b) release its security interest of record, if applicable, then thereafter Secured Party shall be deemed to be a tenant of the Premises under all of the terms and conditions of the Lease until such time as the Collateral is removed and Secured Party shall pay to Landlord, in advance, rent and operating expenses (as described in the Lease) at the rates then applicable under the

Lease for each day that the Collateral remains in the Premises and (ii) Landlord may remove the Collateral and Secured Party shall reimburse Landlord, immediately following Landlord's demand, for the costs of such removal and reasonable storage costs for the Collateral. Notwithstanding the foregoing, in addition to the remedies set forth above, in the event that following vacation of the Premises by Tenant, Secured Party shall fail to remove the Collateral from the Premises and release its security interest of record or notify Landlord in writing that Secured Party has abandoned the same and released its security of interest of record, then Secured Party shall reimburse Landlord for reasonable storage costs for the Collateral beginning as of the date of Landlord's notice to Secured Party that the Premises have been vacated by Tenant.

     6. In the event of Secured Party's refusal in accordance with the foregoing to pay Landlord or to release its security interest of record, if applicable, all legal expenses incurred by Landlord in enforcing its rights hereunder shall be paid for by Secured Party.

     7. This Landlord's Waiver shall be void and of no legal effect unless, within thirty (30) days after the date it has been signed by Landlord, (a) Tenant acknowledges its agreement with the foregoing by signing this Landlord's Waiver, (b) Secured Party signs this Landlord's Waiver, and (c) a fully signed and dated original hereof is delivered to Landlord at the address stated in the heading of this instrument. All notices to Secured Party shall be given at the address for Secured Party stated in the heading of this instrument. All notices shall be effective on the two business days after the date sent by certified mail, return receipt requested, postage prepaid, or the next business day after being send by Federal Express or similar nationally recognized overnight courier.

     IN WITNESS WHEREOF, the Landlord has duly executed and delivered this Landlord's Waiver as of the day and date first above written.

                                             LANDLORD:

WITNESS:                                     EAGLEVIEW TECHNOLOGIES PARTNERS

BY:      ______________________________      BY:   ____________________________
Name:                                        Name:
Title:                                       Title:

                                             SECURED PARTY:

WITNESS:                                     PHOENIXCOR, INC.

BY:      ______________________________      BY:   ____________________________
Name:                                        Name:
Title:                                       Title:

Agreed to by:

3-DIMENSIONAL PHARMACEUTICALS, INC.

By:      ______________________________
Name:
Title:

                                     DEED
                                     ----

     THIS INDENTURE made the 28/th/ day of March in the year of our Lord one thousand nine hundred ninety-five (1995), between THE HANKIN GROUP, a Pennsylvania partnership, hereinafter called the Grantor, of the one part,

                                      AND
     CHESTER COUNT DEVELOPMENT COUNCIL, a Pennsylvania nonprofit corporation, hereinafter called the Grantee, of the other party,

     WITNESSETH, that the said Grantor, for and in consideration of the sum of One Dollar, lawful money of the United States of America, and other good and valuable consideration unto it well and truly paid by the said Grantee, at or before the sealing and delivery, hereof, the receipt where of is hereby acknowledged, has granted, bargained and sold, aliened, enfeoffed, released and confirmed, and by these presents does grant, bargain and sell, alien, enfeoff, release and confirm unto the said Grantee, its Successors and Assigns,

     ALL THAT CERTAIN PARCEL OF LAND with buildings and improvements thereon erected situate in Uwchlan Township, Chester County, Pennsylvania know as Lot #28, Eagleview Corporate Center, more fully bounded and described in Exhibit "A" attached hereto.

     TOGETHER with all and singular, the structures, improvements, ways, streets, alleys, passages, waters, watercourses, mineral rights and timber rights, if any, liberties, privileges, hereditaments and appurtenances, whatsoever thereunto belonging, or in any wise appertaining, and the reversions and remainders, rents, issues and profits thereof; and all the estate, right, title, interest, property, claim and demand whatsoever of it the said Grantor in law as in equity, or otherwise howsoever, of, in and to the same and every part thereof.

     TO HAVE AND TO HOLD, the said parcel of land above described, with the improvements and structures thereon erected and the hereditaments and premises hereby granted, or mentioned and intended so to be, with the appurtenances, unto the said Grantee, its Successors and Assigns, to and for the only proper use and behoof of the said Grantee, its Successors and Assigns forever, in fee.

     UNDER AND SUBJECT to the matters of record.

     AND the said Grantor, for itself and its Successors, does by these presents, covenant, grant and agree, to and with the said Grantee, its Successors and Assigns, that it, the said Grantor and its Successors, all and singular the hereditaments and premises hereinabove described and granted, or mentioned and intended so to be, with appurtenances, unto the said Grantee, its Successors and Assigns, against it, the said Grantor and its Successors and Assigns, and against all and every person or persons whomsoever lawfully claiming or to claim the same or any part thereof, by, from or under Grantor, or any of them, shall and will, subject as aforesaid, WARRANT and forever DEFEND.

     IN WITNESS WHEREOF, the said Grantor has caused these presents to be executed and its common or corporate seal to be hereto affixed, duly attested, dated the day and year first above written.


WITNESS:                                   GRANTOR:

                                           THE HANKIN GROUP, a Partners

____________________________________       By: _______________________________
                                               Robert S. Hankin, Partner

I hereby certify that the address of the above Grantee is:

Chester County Development Council
750 Pottstown Pike
Exton, PA  19341



________________________
On behalf of the Grantee

--------------------------------------------
COMMONWEALTH OF PENNSYLVANIA           :
--------------------------------------------
                                       :  ss
--------------------------------------------
COUNTY OF CHESTER                      :
--------------------------------------------

     On this, the ____ day of ________, before me, a Notary Public, the Undersigned officer personally appeared, Robert S. Hankin, known to me (or satisfactorily proven) to be the general partner of The Hankin Group, a Pennsylvania partnership, and acknowledged that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the partnership as such partner.

     IN WITNESS WHEREOF, I hereunto set my hand and seal.


                                                 _____________________
                                                 Notary Public


My Commission Expires:

                                  EXHIBIT "A"
                                  -----------

     ALL THAT CERTAIN lot or piece of ground with buildings and improvements thereon arected situate in the Township of Uwchlan, County of Chester, Commonwealth of Pennsylvania bounded and described according to a Plan or Subdivision of Eagleview Corporate Center made by Chester Valley Engineers, Inc., of Paoli, PA dated 2/18/1987 and last revised 3/28/1994, as follows, to wit:

     Beginning at a point on the Northeast side of Stockton Drive, 60 feet wide, said point being measured the two following courses and distances from a point of curve on the Northwest side of an unnamed Boulevard, 60 feet wide, (1) on the arc of a circle curving to the right having a radius of 30.00 feet the arc distance of 47.30 feet to a point of tangent on the Northeast side of said Stockton Drive (2) North 50 degrees 20 minutes 46 seconds West 2358.83 feet to the point of beginning; thence from said beginning point and along said Stockton Drive the two following courses and distances (1) North 50 degrees 20 minutes 46 seconds West 315.28 to a point of curve (2) on the arc of a circule curving to the right having a radius of 320.00 feet the arc distance of 45.90 feet to a point a corner of remaining lands of Hankin; thence along the same North 39 degrees 19 minutes 02 seconds East 527.95 feet, crossing the bed of a 30 feet wide sanitary sewere easement, to a point in line of Lot #31 of said Plan; thence along the same and along the Northeast side of said easement, South 51 degrees 41 minutes 33 seconds East 161.06 feet to a point; thence continuing along said Lot #31, North 38 degrees 18 minutes 27 seconds East 38.72 feet to a point a corner of Lot #30 of said Plan; thence along the same South 16 degrees 41 minutes 33 seconds East 234.52 feet to a point; thence continuing along said Lot #30, South 50 degrees 40 minutes 38 seconds East 6.19 feet to a point a corner of Lot #28 of said Plan; thence along the same, recrossing said sanitary sewer easement, South 39 degrees 19 minutes 02 seconds West 443.80 feet to the first mentioned point and place of beginning.

     CONTAINING:  4.295 acres be, the same more or less.

     BEING Lot #28 of the above mentioned Plan.

     BEING part of the same premises which Bannercroft Clothing Company, Inc. (a PA Corporation) by Indenture bearing date the 16/th/ day of December, A.D. 1985 and duly recorded at West Chester in the Office for the Recording of Deeds, in and for the County of Chester on the 19/th/ day of December A.D. 198o5 in Record Book 166 page 85, granted and conveyed unto The Hankin Grooup, a Partnership, in fee.

                               PHOENIXCOR, INC.
                                 65 WATER ST.
                             S. NORWALK, CT 06854


June 18, 199
------------

3-Dimensional Plharmaceuticals, Inc.
Eagleview Corporate Center, 685 Stockton Drive, suite 104
Exton, PA 19341

Gentlemen:

          Reference is made to a certain Master Loan and Security Agreement No. 7110 dated June 18, 1998 and all related Schedules between Phoenixcor, Inc as
           -------------
Lender (the "Lender") and 3-Dimensional Pharmaceuticals, Inc. (as Borrower (the "Borrower").

         Provided that the Borrower is not then in default and never has been in default under the Contract, and has timely paid at least the first twenty-four
(24) monthly payments due under the Contract (exclusively of any advance payment due upon execution) Borrower shall have the right, upon at least thirty (30) days prior written notice to the Lender, to prepay the Contract on the periodic installment due date designated in such notice by paying to the Lender the sum of (1) the then outstanding principal balance of the Contract (calculated on a simple interest basis) plus (ii) a premium of 3% during Year 3 and a premium of 1/5% during Year 4. The premium applicable with the calculated on the then outstanding principal balance. Year 3 will mean the period consisting of the 25th through the 38th installments under the Contract (exclusive of any advance payment due upon execution) and subsequent years will refer to the subsequent twelve monthly payment periods.


                                                    Very truly yours,

                                                    PHOENIXCOR, INC.

AGREED TO:

3-Dimensional Pharmaceuticals, Inc.

BY: __________________

TITLE: _______________

--------------------------------------------------------------------------------
Phoenixcor Schedule 2                                       1/15/99     Page 1
--------------------------------------------------------------------------------

Compound Period.............:    Monthly
Nominal Annual Rate.........:    10.942%
Effective Annual Rate........    11.508%
Periodic Rate................    0.9119%
Daily Rate...................      0.02998%
CASH FLOW DATA

--------------------------------------------------------------------------------
     Event      Start Date          Amount  Number     Period       End Date
--------------------------------------------------------------------------------
1    Loan       10/01/1998    1,223,883.96       1
--------------------------------------------------------------------------------
2    Payment    10/01/1998       30,200.56       1
--------------------------------------------------------------------------------
3    Payment    11/01/1998       29,753.80      46     Monthly    08/01/2002
--------------------------------------------------------------------------------
4    Payment    09/01/2002     122,388,.40       1
--------------------------------------------------------------------------------

AMORTIZATION SCHEDULE - Normal Amortization
--------------------------------------------------------------------------------
        Date          Payment      Interest      Principal       Balance
--------------------------------------------------------------------------------
Loan    10/01/1998                                                  1,223,883.96
--------------------------------------------------------------------------------

1       10/01/1998      30,200.56         0.00       30,200.56      1,193,683.40
--------------------------------------------------------------------------------
2       11/01/1998      29,753.80    10,884.72       18,869.08      1,174,814.37
--------------------------------------------------------------------------------
3       12/01/1998      29,753.80    10,712.66       19,041.14      1,155,773.18
--------------------------------------------------------------------------------
        1998 Totals     89,708.16    21,597.38       68,110.78
--------------------------------------------------------------------------------
4       01/01/1999      29,753.80    10,539.04       19,214.76      1,136,558.42
--------------------------------------------------------------------------------
5       02/01/1999      29,753.80    10,363.82       19,389.98      1,117,168.44
--------------------------------------------------------------------------------
6       03/01/1999      29,753.80    10,187.01       19,566.79      1,097,601.65
--------------------------------------------------------------------------------
7       04/01/1999      29,753.80    10,008.59       19,745.21      1,077,856.44
--------------------------------------------------------------------------------
8       05/01/1999      29,753.80     9,828.54       19,925.26      1,057,931.18
--------------------------------------------------------------------------------
9       06/01/1999      29,753.80     9,646.85       20,106.95      1,037,824.23
--------------------------------------------------------------------------------
10      07/01/1999      29,753.80     9,463.51       20,290.29      1,017,533.94
--------------------------------------------------------------------------------
11      08/01/1999      29,753.80     9,278.49       20,475.31        997,058.63
--------------------------------------------------------------------------------
12      09/01/1999      29,753.80     9,091.78       20,662.02        976,396.61
--------------------------------------------------------------------------------
13      10/01/1999      29,753.80     8,903.37       20,850.43        955,546.18
--------------------------------------------------------------------------------
14      11/01/1999      29,753.80     8,713.25       21,040.55        934,505.63
--------------------------------------------------------------------------------
15      12/01/1999      29,753.80     8,521.38       21,232.42        913,273.21
--------------------------------------------------------------------------------
        1999 Totals                 114,545.63      242,499.97
--------------------------------------------------------------------------------
16      01/01/2000      29,753.80     8,327.77       21,426.03        891,847.18
--------------------------------------------------------------------------------
17      02/01/2000      29,753.80     8,132.40       21,621.40        870,225.78
--------------------------------------------------------------------------------
18      03/01/2000      29,753.80     7,935.24       21,818.56        848,407.22
--------------------------------------------------------------------------------
19      04/01/2000      29,753.80     7,736.29       22,017.51        826,389.71
--------------------------------------------------------------------------------
20      05/01/2000      29,753.80     7,535.52       22,218.28        804,171.43
--------------------------------------------------------------------------------
21      06/01/2000      29,753.80     7,332.92       22,420.88        781,750.55
--------------------------------------------------------------------------------
22      07/01/2000      29,753.80     7,128.47       22,625.33        759,125.22
--------------------------------------------------------------------------------
23      08/01/2000      29,753.80     6,922.16       22,831.64        736,293.58
--------------------------------------------------------------------------------
24      09/01/2000      29,753.80     6,713.97       23,039.83        713,253.75
--------------------------------------------------------------------------------
25      10/01/2000      29,753.80     6,503.88       23,249.92        690,003.83
--------------------------------------------------------------------------------
26      11/01/2000      29,753.80     6,291.87       23,461.93        666,541.90
--------------------------------------------------------------------------------
27      12/01/2000      29,753.80     6.077.93       23,675.87        642,866.03
--------------------------------------------------------------------------------
        2000 Totals     86,638.42    86,638.42      270,407.18
--------------------------------------------------------------------------------
28      01/01/2001      29,753.80     5,862.04       23,891.76        618,974.27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
29      02/01/2001       29,753.80     5,644.18      24,109.62       594,864.65
--------------------------------------------------------------------------------
30      03/01/2001       29,753.80     5,424.33      24,329.47       570,535.18
--------------------------------------------------------------------------------
31      04/01/2001       29,753.80     5,202.48      24,551.32       545,983.86
--------------------------------------------------------------------------------
32      05/01/2001       29,753.80     4,978.61      24,775.19       521,208.67
--------------------------------------------------------------------------------
33      06/01/2001       29,753.80     4,752.69      25,001.11       496,207.56
--------------------------------------------------------------------------------
34      07/01/2001       29,753.80     4,524.72      25,229.08       470,978.48
--------------------------------------------------------------------------------
35      08/01/2001       29,753.80     4,294.67      25,459.13       445,519.35
--------------------------------------------------------------------------------
36      09/01/2001       29,753.80     4,062.51      25,691.29       419,828.06
--------------------------------------------------------------------------------
37      10/01/2001       29,753.80     3,828.24      25,925.56       393,902.50
--------------------------------------------------------------------------------
38      11/01/2001       29,753.80     3,591.84      26,161.96       367,740.54
--------------------------------------------------------------------------------
39      12/01/2001       29,753.80     3,353.28      26,400.52       341,340.02
--------------------------------------------------------------------------------
        2001 Totals                   55,519.59     301,526.01       314,698.76
--------------------------------------------------------------------------------
40      01/01/2002       29,753.80     3,112.54      26,641.26       287,814.57
--------------------------------------------------------------------------------
41      02/01/2002       29,753.80     2,869.61      26,884.19       260,685.24
--------------------------------------------------------------------------------
42      03/01/2002       29,753.80     2,624.47      27,129.33       233,308.52
--------------------------------------------------------------------------------
43      04/01/2002       29,753.80     2,377.08      27,376.72       205,682.17
--------------------------------------------------------------------------------
44      05/01/2002       29,753.80     2,127.45      27,626.35       177,803.90
--------------------------------------------------------------------------------
45      06/01/2002       29,753.80     1,875.53      27,878.27       149,671.42
--------------------------------------------------------------------------------
46      07/01/2002       29,753.80     1,621.32      28,132.48       121,282.41
--------------------------------------------------------------------------------
47      08/01/2002       29,753.80     1,364.79      28,389.01             0.00
--------------------------------------------------------------------------------
48      09/01/2002      122,388.40     1,105.99     121,282.41
--------------------------------------------------------------------------------
        2001 Totals     360,418.80    19,078.78     341,340.02
--------------------------------------------------------------------------------
        Grand Totals  1,521,263.76   297,379.80   1,223,883.96
--------------------------------------------------------------------------------

                                   EXHIBIT A


The following description of property supplements, and is part, Schedule No. 03
                                                                             --
to Master Loan and Security Agreement No. 7110 dated June 18, 1998 between the
                                          ----       -------------
undersigned Borrower and Phoenixcor, Inc. and may be attached to said Loan Schedule and any related UCC Financing Statements, Acceptance or Delivery Certificate or other document describing the property:





                   See Attached Exhibit A Equipment Schedule




     All property listed above complete with any and all attachments, accessions, additions, replacements, improvements, modifications and substitutions there to and therefor and all proceeds including proceeds thereof and therefrom.

PHOENIXCOR, INC.                        3-Dimensional Pharmaceuticals, Inc.
----------------                        -----------------------------------
(Lender)                                (Borrower)


BY:____________________________         BY:___________________________________

TITLE:_________________________         TITLE:________________________________

---------------------------------------------------------------------------------------------------------------
3-Dimensional Pharmaceuticals, Inc.
Eagleview Corporate Center                           3-Dimensional Pharmaceuticals, Inc.
665 Stockton Drive, Suite 104                               Equipment Financing
Exton, PA 19341
---------------------------------------------------------------------------------------------------------------
Qty   Equipment Description   REQ.    PURCHASE    INVOICE        CATALOG     SERIAL NO.     SUPPLIER/VEN
                                      ORDER       NO.            NO.                        DOR
---------------------------------------------------------------------------------------------------------------
1     Conference Room         BW      981471      18539                                     Office Pavillion
      Furniture
---------------------------------------------------------------------------------------------------------------
1     Meridian Office Systems BW      981859      20321                                     Office Pavillion
      Furniture (3)
---------------------------------------------------------------------------------------------------------------
1     Silver Spring Water     BW      982205      111                                       C.J. Civis
      Cooler Filteration
      System
---------------------------------------------------------------------------------------------------------------
1     MEM PUSER 64MB          JS      982209      C0722496       CHP0542                    MacWarehouse
      SDRAM F/POWER
      MAC
---------------------------------------------------------------------------------------------------------------
1     Power Mac G3/266MHZ     JS      982209      C0711820       CPU0958                    MacWarehouse
      and Memory
---------------------------------------------------------------------------------------------------------------
1     MEM PUSER 4MB SDRAM     JS      982209      C0712182       CHP0542                    MacWarehouse
      F/POWER MAC
---------------------------------------------------------------------------------------------------------------
1     Power MAC G3/266MHZ     JS      982209      C0707117       CPU0958                    MacWarehouse
      and Memory
---------------------------------------------------------------------------------------------------------------
1     Wireless Internet       EJ      982413      5325-00        872401      S2038105       InfoSystems
      Connection
---------------------------------------------------------------------------------------------------------------
1     Wireless Internet       EJ      982413      5325-01        872407      S2028126       InfoSystems
      Connection
---------------------------------------------------------------------------------------------------------------
2     Wireless Internet       EJ      982413      5325-02        872109                     InfoSystems
      Connection
---------------------------------------------------------------------------------------------------------------
1     Power MAC G3/266MHZ     JS      982427      C1490119       CPU0957     SXB8241TNCY4   MacWarehouse
      and Memory
---------------------------------------------------------------------------------------------------------------
1     64mb 168 PIN EDO        JS      982427      C1489889       CHPO0429                   MacWarehouse
      DIMM 60NS 2K Refresh
---------------------------------------------------------------------------------------------------------------
1     MON DAYTEK 17# .28MM    JS      982427      C1469428       MT2377      DV9805J100015  MacWarehouse
---------------------------------------------------------------------------------------------------------------
1     Power Mac G3/233MHZ     JS      982427      C1835032       CPU1204     SXB8302KLD8X   MacWarehouse
      and Memory
---------------------------------------------------------------------------------------------------------------
1     MEM PUSER 64MB          JS      982209      C0712182       CHP0542                    MacWarehouse
      SDRAM F/POWER
      MAC
---------------------------------------------------------------------------------------------------------------
1     Power Mac G3/266MHZ     JS      982209      CO707117       CPU0958                    MacWarehouse
      and Memory
---------------------------------------------------------------------------------------------------------------
1     Wireless Internet       EJ      982413      5325-00        872401      S2038105       InfoSystems
      Connection
---------------------------------------------------------------------------------------------------------------
1     Wireless Internet       EJ      982413      5325-01        872407      S2028126       InfoSystems
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
3-Dimensional Pharmaceuticals                                                    Exhibit A
Eagleview Corporate Center                                                 Schedule No. 03
665 Stockton Drive, Suite 104
Exton, PA 19341
--------------------------------------------------------------------------------------------
Qty   Equipment Description               EQUIPMENT         EQUIPMENT      PAID-
                                          COST -            COST           CHECK #
                                          Each
---------------------------------------------------------------------------------------------
1     Conference Room                      5,472.04 $       5,472.04 $     9898
      Furniture
--------------------------------------------------------------------------------------------
1     Meridian Office Systems              6,414.25         6,414.25      10230
      Furniture (3)
--------------------------------------------------------------------------------------------
1     Silver Spring Water                  1,266.70         1,266.70       9694
      Cooler Filteration
      System
--------------------------------------------------------------------------------------------
1     MEM PUSER 64MB                          98.00            98.00       9728
      SDRAM F/POWER
      MAC
--------------------------------------------------------------------------------------------
1     Power Mac G3/266MHZ                  1,929.00         1,929.00       9728
      and Memory
--------------------------------------------------------------------------------------------
1     MEM PUSER 4MB SDRAM                     98.00            98.00       9728
      F/POWER MAC
--------------------------------------------------------------------------------------------
1     Power MAC G3/266MHZ                  2.027.00         2.027.00       9728
      and Memory
--------------------------------------------------------------------------------------------
1     Wireless Internet                    1,293.00         1,293.00       9868
      Connection
--------------------------------------------------------------------------------------------
1     Wireless Internet                    1,769.00         1,769.00       9868
      Connection
--------------------------------------------------------------------------------------------
2     Wireless Internet                      121.00           242.00       9868
      Connection
--------------------------------------------------------------------------------------------
1     Power MAC G3/266MHZ                  1,653.50         1,653.50       9884
      and Memory
-------------------------------------------------------------------------------------------
1     64mb 168 PIN EDO                        98.00            98.00       9884
      DIMM 60NS 2K Refresh
--------------------------------------------------------------------------------------------
1     MON DAYTEK 17# .28MM                   318.00           318.00       9884
--------------------------------------------------------------------------------------------
1     Power Mac G3/233MHZ                  1,522.45         1,522.45       9884
      and Memory
--------------------------------------------------------------------------------------------
1     MEM PUSER 64MB                          98.00            98.00       9728
      SDRAM F/POWER
      MAC
--------------------------------------------------------------------------------------------
1     Power Mac G3/266MHZ                  2,027.00         2,027.00       9728
      and Memory
--------------------------------------------------------------------------------------------
1     Wireless Internet                    1,293.00         1,293.00       9868
      Connection
--------------------------------------------------------------------------------------------
1     Wireless Internet                    1,769.00         1,769.00       9868
--------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     Connection
------------------------------------------------------------------------------------------------------------------------------------
2    Wireless Internet     EJ      982413    5325-02        872109                  InfoSystems       121.00     242.00      9868
     Connection
------------------------------------------------------------------------------------------------------------------------------------
1    Power Mac G3/266MHZ   JS      982427    C1490119       CPU0957   SXB8241TNC    MacWarehouse      1,653.50   1,653.50    9884
     and Memory                                                       Y4
------------------------------------------------------------------------------------------------------------------------------------
1    64mb 168 PIN EDO      JS      982427    C1489889       CHP02429                MacWarehouse      98.00      98.00       9884
     DIMM 6ONS 2K
     Refresh
------------------------------------------------------------------------------------------------------------------------------------
1    MON KAYTEK 17"        JS      982427    C1469428       MT2377    DV9805J1000   MacWarehouse      318.00     318.00      9884
     28mm                                                             15
------------------------------------------------------------------------------------------------------------------------------------
1    Power Mac G3/233MHZ   JS      982537    C1835032       CPU1204   SXB8302KL     MacWarehouse      1,522.45   1,522.45    9884
     & Memory                                                         D8X
------------------------------------------------------------------------------------------------------------------------------------
1    MEM PUSER 64MB        JS      982537    C1792357       CHP5042                 MacWarehouse      98.00      98.00       9884
     SDRAM F/POWER
     MAC
------------------------------------------------------------------------------------------------------------------------------------
1    Sheiving System for   JDF     982587    000705                                 Wolternate        21,782.40  21,782.40   9999
     Chem Storage                                                                   Associates, Inc.
------------------------------------------------------------------------------------------------------------------------------------
1    Sheiving System for   JDF     982587    000724                                 Wolternate        404.48     404.48      9999
     Chem Storage                                                                   Associates, Inc.
------------------------------------------------------------------------------------------------------------------------------------
1    Sheiving System for   JDF     982587    000799                                 Wolternate        2,790.58   2,790.58   10277
     Chem Storage                                                                   Associates, Inc.
------------------------------------------------------------------------------------------------------------------------------------
1    Compaq Presario PC,   JS      982590    C2114320       CP8142                  MacWarehouse      1,906.35   1,906.35    9884
     Memory & Monitor
------------------------------------------------------------------------------------------------------------------------------------
1    MEM PUSER DIMM        JS      982590    C2106086       MY9371                  MacWarehouse      276.75     276.75      9884
     128MB SDRAM
------------------------------------------------------------------------------------------------------------------------------------
1    MON PUSER 17          JS      982590    C2108066       MON0629                 MacWarehouse      264.45     264.45      9884
     .28MM
------------------------------------------------------------------------------------------------------------------------------------
1    Compaq Presario PC    JS      982696    C2295483       CP8142    S6835BX48K    MacWarehouse      1,905.45   1,905.45    9884
     & Memory                                                         304
------------------------------------------------------------------------------------------------------------------------------------
1    Compaq Presario PC    JS      982696    C2295483       CP8142    S6835BX48K    MacWarehouse      1,905.45   1,905.45    9884
     & Memory                                                         040
------------------------------------------------------------------------------------------------------------------------------------
1    Compaq Presario PC    JS      982696    C2295483       CP8142    S6835BX48K    MacWarehouse      1,905.45   1,905.45    9884
     & Memory                                                         096
------------------------------------------------------------------------------------------------------------------------------------
3    MEM PUSER DIMM        JS      982696    C2263721       MY9371                  MacWarehouse      270.00     810.00      9884
     128MB SDRAM
------------------------------------------------------------------------------------------------------------------------------------
3    FAST ETHERLINK XL     JS      982696    C2263721       DEC3165                 MacWarehouse      87.17      261.51      9884
     Pci
------------------------------------------------------------------------------------------------------------------------------------
1    FAST ETHERLINK XL     JS      982696    C2263721       DEC3165                 MacWarehouse      87.19      87.19       9884
     Pci
------------------------------------------------------------------------------------------------------------------------------------
2    (2) Dell ispiron      EJ      982698    182153734      220-0406                Dell              4,279.00   8,558.00    9975
     7000 Computer
------------------------------------------------------------------------------------------------------------------------------------
1    Matrix ES 5000        JS      982719    E0031195       DUP1723                 MacWarehouse      3,840.10   3,840.10    10130
     Backup Power System
------------------------------------------------------------------------------------------------------------------------------------
1    Power Mac             JS      982720    C2457349       CPU1204                 MacWarehouse      1,794.40   1,794.40    10130
     G3/266MHZ, Memory
     and Monitor
------------------------------------------------------------------------------------------------------------------------------------
1    MEM PUSER 64MB        J2      982720    C2474146       CHP0542                 MacWarehouse      105.80     105.80      10130
     SDRAM F/POWER MAC
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
1    Power Mac G3/300      JS       982721    C2468999    CPU1202   SXB83702QD    MacWarehouse   2,845.75      2,845.75        10130
     Server, Memory,                                                HY
     Monitor
------------------------------------------------------------------------------------------------------------------------------------
2    MEM PUSER 64MB        JS       982721    C2470490    CHP0542                 MacWarehouse     101.90        203.80        10130
     SDRAM F/POWER
     MAC
------------------------------------------------------------------------------------------------------------------------------------
1    MON PUSER 17          JS       982721    C2448850    MON0629                 MacWarehouse     264.45        264.45        10130
     .28MM
------------------------------------------------------------------------------------------------------------------------------------
1    Power Mac             JS       982722    C2467553    CPU1204   SXB8320EFD8                  1,522.45      1,522.45        10130
     G3/266MHZ, Memory                                              X
------------------------------------------------------------------------------------------------------------------------------------
1    MEM PUSER 64MB        JS       982722    C2432060    CHP5042                 MacWarehouse     102.45        102.45        10130
     SDRAM F/POWER MAC
------------------------------------------------------------------------------------------------------------------------------------
1    Power Mac G3/300      JS       982810    E0226258    CPU1204   SSG8313HD8    MacWarehouse   1,522.45      1,522.45        10130
     Server, Memory,                                                X
     Monitor
------------------------------------------------------------------------------------------------------------------------------------
1    MEM PUSER 64MB        JS       982810    E0238071    CHP0542                 MacWarehouse     102.85        102.85        10130
     SDRAM F/POWER MAC
------------------------------------------------------------------------------------------------------------------------------------
1    MON OPTQST Q71 17     JS       982810    E0360552    MT2266                  MacWarehouse     258.95        258.95        10130
     .27 MM
------------------------------------------------------------------------------------------------------------------------------------
1    Compaq Deskpro        JS       982811    E0201905    CP7744    S6835BVF2P    MacWarehouse   1,640.20      1,640.20        10130
                                                                        162
------------------------------------------------------------------------------------------------------------------------------------
1    MEM PUSER DIMM        JS       982811    E0216598    MY10230                 MacWarehouse     289.85        298.85        10130
     128MB SDRAM
------------------------------------------------------------------------------------------------------------------------------------
1    MON OPTQST Q71 17"    JS       982811    E0359943    MT2266                  MacWarehouse     258.95        258.95        10130
     .27MM
------------------------------------------------------------------------------------------------------------------------------------
1    Power Mac G3/266MHZ   JS       982812    E0218875    CPU1204   SSG321DWD     MacWarehouse   1,522.45      1,522.45        10130
                                                                                       8X
------------------------------------------------------------------------------------------------------------------------------------
1    MEM PUSER 64MB        JS       982812    E0227256    CHP5042                 MacWarehouse     102.85        102.85        10130
     SDRAM F/POWER
     MAC
------------------------------------------------------------------------------------------------------------------------------------
1    MON OPTQST Q71 17"    JS       982812    E0359984    MT2266                  MacWarehouse     258.95        258.95        10130
     .27MM
------------------------------------------------------------------------------------------------------------------------------------
1    Micron Millenia 450   JS       982836    4214349                             Micron         2,673.00      2,673.00        10059
     Mhz Computer System                                                          Electronics
------------------------------------------------------------------------------------------------------------------------------------
1    Power Mac G3/266MHZ   JS       982898    E0408047    CPU1204                 MacWarehouse   1,522.45      1,522.45        10130
------------------------------------------------------------------------------------------------------------------------------------
1    MON OPTQUST Q71 17"   JS       982898    E0408047    MT2266                  MacWarehouse     258.95        258.95        10130
     .27MM
------------------------------------------------------------------------------------------------------------------------------------
1    MEM PUSER 64MB        JS       982898    E0401612    CHP5042                 MacWarehouse     102.85        102.85        10130
     SDRAM F/POWER
     MAC
------------------------------------------------------------------------------------------------------------------------------------
1    Power Mac G3/266MHZ   JS       982899    E0407833    CPU1204                 MacWarehouse   1,522.45      1,522.45        10130
------------------------------------------------------------------------------------------------------------------------------------
1    MON OPTQST Q71 17"    JS       982899    E0407833    MT2266                  MacWarehouse     258.95        258.95        10130
     .27MM
------------------------------------------------------------------------------------------------------------------------------------
1    MEM PUSER 64MB        JS       982899    E0397141    CHP0542                 MacWarehouse     102.85        102.85        10130
     SDRAM F/POWER
     MAC
------------------------------------------------------------------------------------------------------------------------------------
1    Power Mac G3/266MHZ   JS       982900    E0407817    CPU1204                 MacWarehouse   1,522.45      1,522.45        10130
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
    G3/266MHZ, Memory
    and Monitor
------------------------------------------------------------------------------------------------------------------------------------
1   MON OPTQST Q71 17"    JS  982900    E0407817      MT2266                   MacWarehouse         258.95       258.95   10130
    .27MM
------------------------------------------------------------------------------------------------------------------------------------
1   MEM PUSER 64MB        JS  982900    E0394379      CHP0542                  MacWarehouse         102.85       102.85   10130
    SDRAM F/POWER MAC
------------------------------------------------------------------------------------------------------------------------------------
1   Power Mac G3/266MHZ   JS  982992    E0738393      CPU1204    SXB8320V5DBX  MacWarehouse       1,516.65     1,516.65   10130
------------------------------------------------------------------------------------------------------------------------------------
1   MON OPTQST Q71 17-    JS  982992    E0773275      MT2266                   MacWarehouse         258.95       258.95   10130
    .27MM
------------------------------------------------------------------------------------------------------------------------------------
1   MEM PUSER 64MB        JS  982992    E0743666      CHP0542                  MacWarehouse          98.00        98.00   10130
    SDRAM F/POWER MAC
------------------------------------------------------------------------------------------------------------------------------------
1   Power Mac G3/266MHZ   JS  983098    E1143510      CPU1204    SXB8360Z1D8X  MacWarehouse       1,529.80     1,529.80   10130
------------------------------------------------------------------------------------------------------------------------------------
1   MON OPTQST Q71 .27MM  JS  083098    E1143510      MT2266     8G83608796    MacWarehouse         249.95       249.95   10130
------------------------------------------------------------------------------------------------------------------------------------
1   MEM PUSER 64MB        JS  983098    E1140565      CHP0542                  MacWarehouse         104.75       104.75   10130
    SDRAM F/POWER MAC
------------------------------------------------------------------------------------------------------------------------------------
1   Compaq Deskpro        JS  983009    E1146836      CP7770     S6834BW43L811 MacWarehouse       1,911.55     1,911.55   10130
------------------------------------------------------------------------------------------------------------------------------------
1   MEM PUSER DIMM        JS  983099    E1160951      MY9371                   MacWarehouse         249.65       249.65   10130
    128MB SDRAM
------------------------------------------------------------------------------------------------------------------------------------
1   SG102 Workstation     CD  983398    82856                                  RCH Products       8,457.50     8,457.50   10316
                                                                                                             ----------
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Office Furniture & Equipment  106,496.25
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Total
------------------------------------------------------------------------------------------------------------------------------------
1   Temperature           DG  98053     16107                                  Jordon Scientific 39,950.00    39,950.00   8923, 9974
    Humidity Cold Room                                                         Products
------------------------------------------------------------------------------------------------------------------------------------
1   Isotemp Refrigerator, DG  981067    278404063098  13990128                 Fisher             4,815.28     4,815.28   9310
    45 Cu Ft
------------------------------------------------------------------------------------------------------------------------------------
1   Freezer 21 Cubic      KR  981769    278404063098  13989100                 Fisher             6,121.35     6,121.35   9712
    Ft, -85 Degrees
------------------------------------------------------------------------------------------------------------------------------------
1   General Purpose       KR  981769    278404063098  13986249G                Fisher             3,172.40     3,172.40   9712
    Refrigerator 49
    Cubic Ft.
------------------------------------------------------------------------------------------------------------------------------------
1   Thermal Cycler        MC  981092    50516         PTC-01160  18,213.00     MJ Research        4,811.00     4,811.00   9737
    w/Hot Bonnet
------------------------------------------------------------------------------------------------------------------------------------
1   Outdoor Storage       JDF 981961    278404073198  1798576B                 Fisher             7,800.00     7,800.00   9712
    Cabinets, 6 Drum
    Capacity
------------------------------------------------------------------------------------------------------------------------------------
1   Custom Enclosures     EG  981962    101610                                 H&K Tool &        33,100.36    33,100.36   10033
    for Thermolluor Units                                                      Machine Co.
------------------------------------------------------------------------------------------------------------------------------------
1   AT 200 Electronic     ZW  982036    278404073198  0191011                  Fisher             4,615.80     4,615.80   9712
    Balance
------------------------------------------------------------------------------------------------------------------------------------
1   Vacuum Pump, 5.6 CFM  TM  982037    278404073198  012578C                  Fisher             1,215.34     1,215.34   9712
------------------------------------------------------------------------------------------------------------------------------------
1   5 Place Magnetic      CR  982038    278404073198  1451104                  Fisher             1,095.36     1,095.36   9712
    Stirrer
------------------------------------------------------------------------------------------------------------------------------------
1   Lead Screw Driven     EG  982083    3168          1SCWLSB                  Bishop-Wisecarver  2,274.99     2,274.99   9829
    Linear Motion System                                                       Corp.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
1   Vacuum Oven Model     TK  982146    N0030523      037880A                   Melles Groit        1,645.05    1,645.05    9776
    285A
-----------------------------------------------------------------------------------------------------------------------------------
1   Stereo MicroScope -   FL  982202    024339        M996458                   George S.           8,553.80    8,553.80    9558
    MZ8 High Resolution                                                         Maier Co.
-----------------------------------------------------------------------------------------------------------------------------------
1   PC Based Ready Key    BW  982203    3684                                    The Protection     33,219.86   33,219.86    10318
    Alarm System                                                                Bureau
-----------------------------------------------------------------------------------------------------------------------------------
1   Freezer, Ultra Low    BG  982215    3965158       13989232                  Fisher              6,521.35    6,521.35    9953
    25 Cubic Ft
-----------------------------------------------------------------------------------------------------------------------------------
1   Centra CL3R           BG  982215    3988532       537548                    Fisher              3,667.05    3,667.05    9953
    Centrifuge
-----------------------------------------------------------------------------------------------------------------------------------
1   Invaritar C5          CI  982216    278404081498  13262285A                 Fisher              1,808.27    1,808.27    9712
    Telecentric Lens
    System
--------------------------------------------------------------------------------------------------------------------------------
1   Replacement Laser     SE  982313    18947         97-200R    960.00         Kratos              5,500.00    5,500.00    9721
    for Mass Spec                                                               Analytical
----------------------------------------------------------------------------------------------------------------------------------
1   Isotemp Flammable     NS  982349    4726367       13988425D                 Fisher              2,440.88    2,440.88    10285
    Storage Freezer
----------------------------------------------------------------------------------------------------------------------------------
1   Laboratory Table      CM  982371    6244                                    LF Systems          1,388.00    1,388.00    10505
                                                                                Corp.
----------------------------------------------------------------------------------------------------------------------------------
1   Hydra 96 FlexChem     ZW  982508    10093679      029-81-1   MD987121020    Robbins            22,406.90   22,406.90    10246
    Station                                                                     Scientific
                                                                                Corp.
----------------------------------------------------------------------------------------------------------------------------------
1   Rotary Evaporator,    KW  982536    4278366       954711                    Fisher              3,633.00    3,633.00    10117
    Assembly C
----------------------------------------------------------------------------------------------------------------------------------
1   Innova Heating        ZW  982541    209449        M1192-0004 890614963      New Brunswick       5,241.98    5,241.98    9966
    Shaker Model 4080                                                           Scientific
                                                                                Corp.
----------------------------------------------------------------------------------------------------------------------------------
1   Innova Heating        ZW  982541    209449        M1192-0004 890614964      New Brunswick       5,241.98    5,241.98    9966
    Shaker Model 4080                                                           Scientific
                                                                                Corp.
----------------------------------------------------------------------------------------------------------------------------------
1   Thermal Cycler        JK  982549    2411779       2049900                   Techne Inc.         2,132.00    2,132.00    9921
----------------------------------------------------------------------------------------------------------------------------------
1   Cooled CCD Camera     JK  982550    IN-980918                               BioVision          14,419.00   14,419.00    9963
    w/Control Software                                                          Technologies
----------------------------------------------------------------------------------------------------------------------------------
3   (3) Non Cooled CCD    JK  982550    IN-980918                               BioVision           1,077.00    1,077.00    9963
    Camera                                                                      Technologies
----------------------------------------------------------------------------------------------------------------------------------
1   Stainless Steel       FL  982713    6270                                    LF Systems          2,990.00    2,990.00    10204
    Table                                                                       Corp.
----------------------------------------------------------------------------------------------------------------------------------
2   (2) Centrifuge 5415C  KJM 982814    4566010       540010                    Fisher              1,676.12    3,352.24    10285
----------------------------------------------------------------------------------------------------------------------------------
2   (2) Power Supply      KLM 982814    4566010       FB5090                    Fisher              1,498.50    2,997.00    10285
    2000V
----------------------------------------------------------------------------------------------------------------------------------
1   (6) Faucets           BW  982968    6297          L-2714     LVB            LF Systems          1,348.00    1,348.00    10319
                                                                                Corp.
----------------------------------------------------------------------------------------------------------------------------------
1   Turbomolecular        SE  983034    566777        B72201000   986040145     BOC Edwards         3,176.91    3,176.91    10020
    Pump, EXT70                                                                 (Edwards High
                                                                                Vac.)
----------------------------------------------------------------------------------------------------------------------------------
1   Rotary Evaporator     WP  983274    5048115       954741                    Fisher              4,242.00    4,242.00    10323
    24/40
----------------------------------------------------------------------------------------------------------------------------------
1   Impact 2-12 Channel   GP  983453    81175         2011                      Matrix              1,288.35    1,288.35    10320
    12Sul Pipe                                                                  Technologies
                                                                                Corp.
----------------------------------------------------------------------------------------------------------------------------------
1   Roof Top Condensor    BW  983628    16837                                   Jordon Scientific   2,590.00    2,590.00    10322
                                                                                                               ---------
    Unit                                                                        Products
----------------------------------------------------------------------------------------------------------------------------------
                                                                  Laboratory Equipment Total                  252,006.50
----------------------------------------------------------------------------------------------------------------------------------
1   Refrigerated          BW   940140    8049                     17424094H     Jordon              1,139.09    1,139.09    10321
    Incubator                                                                   Commercial
                                                                                Refrigerator
----------------------------------------------------------------------------------------------------------------------------------
1   Renaissance Gravity   BR   940303    4219895    RE21-103      R812109401    Amsco Sterilizer    4,891.05    4,891.05    10321
    Sterilizer                                      -0134                       Company
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
1   Kompact Maldi III     BR  940355    114994                 0074/01        Schmadzu          26,922.31    26,922.31    10321
    Mass Spec                                                                 Scientific
                                                                              Instruments
--------------------------------------------------------------------------------------------------------------------------------
1   Autosampler           RH  940356    17761      080-0411    0432-047       Hitachi           1,896.31     1,896.31     10321
                                                                              Instruments
--------------------------------------------------------------------------------------------------------------------------------
1   AS4000 Autosampler    RH  940356    177829     080-0411    0463-016       Hitachi           2,014.83     2,014.83     10321
                                                                              Instruments
--------------------------------------------------------------------------------------------------------------------------------
1   Fluoroscence          RH  940356    177829     050-0825    0609-033       Hitachi           1,848.47     1,848.47     10321
    Detector                                                                  Instruments
--------------------------------------------------------------------------------------------------------------------------------
1   HPLC Manager          RH  940356    177829     ANO-0800    0650-004       Hitachi           563.62       563.62       10321
    Software                                                                  Instruments
--------------------------------------------------------------------------------------------------------------------------------
1   PCIA Interface        RH  940358    177829     ANO-0146    173112         Hitachi           128.47       128.47       10321
                                                                              Instruments
--------------------------------------------------------------------------------------------------------------------------------
1   Biological Safety     BR  940459    32988                  61183          Nuaire, Inc.      974.90       974.90       10321
    Cabinet
--------------------------------------------------------------------------------------------------------------------------------
1   G25 Shaking           ID  940582    6251375    1427885     490940588      New Brunswick     1,092.77     1,092.77     10321
    Incubator                                                                 - Fisher
--------------------------------------------------------------------------------------------------------------------------------
1   Blacore System        MP  940608    40565790               33-549-0441    Pharmacia Biotech 22,252.98    22,252.98    10321
                                                                                                             ---------
--------------------------------------------------------------------------------------------------------------------------------
                                                               Comdisco Buyout - Laboratory Equipment Total  63,714.79
                                                                                                             ---------
--------------------------------------------------------------------------------------------------------------------------------
                                                               Lab Equipment & Comdisco Buyout Sub-Total     315,721.29
                                                                                                             ----------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Total     422,217.54
                                                                                                             ----------
--------------------------------------------------------------------------------------------------------------------------------

                           PAYMENT ADJUSTMENT RIDER
                           ------------------------

     Rider to Schedule No. 03 to Master Loan and Security Agreement No. 7110
                           --
dated June 18, 1998 (the "CONTRACT") Between 3-Dimensional Pharmaceuticals, Inc.
      -------------                          -----------------------------------
as Borrower (the "OBLIGOR") AND PHOENIXCOR, INC. as Lender ("P.C.").

     1.   Purpose. This Rider sets forth the terms of adjustment of the payments
          -------
set forth in the Contract.

     2.   Definitions. The following terms shall have the following meanings
          -----------
herein:

          (a) "Adjustment Date" shall mean the date P.C. disburses any portion of the proceeds of the Contract.

          (b) "Final T-Note Average" shall mean the average of the yields on the U.S. Treasury Notes maturing in 4 years, as published by the Dow Jones Telerate Access Service, Page 19901, for the close of business on each business day of the two full calendar weeks immediately preceding the week containing the Adjustment Date.

          (c) "Preliminary Payments" shall mean the payments set forth in the Contract, consisting or ($18,349.38 due upon execution followed by) 46
                        -----------
consecutive (monthly or quarterly) payments in the amount of $18,349.38
                                                             ----------
commencing 30 days after the Adjustment Date, following by one monthly payment of $74,361.35.
   ----------

          (d)  "Preliminary T-Note Average" shall mean 5.41%.
                                                       -----

     3.   Adjustment of Payments. The Preliminary Payments were calculated based
          ----------------------
on a spread over the Preliminary T-Note Average. If the Adjustment Date occurs after June 17, 1998 and the Final T-Note Average exceeds the Preliminary T-Note Average, then the Preliminary Payments shall be revised. For each increase or decrease of one (1) basis point (i.e., 1/100 of 1%) in the Final T-Note Average above the Preliminary T-Note Average, the Preliminary Payments shall be revised as follows (complete below as applicable):

 .    The $18,349.38 payment due upon execution shall remain unchanged.
         ----------

 .    Each of the 46 payments in the amount of $18,349.38 shall increase or
                 --                           ----------
     decrease by $3.81.
                 -----

Immediately after the determination of the revised payments due under the Contract, Obligor shall, at the request of P.C. execute an acknowledgement reflecting the revised payment schedule and, if requested by P.C. a Replacement Contract containing the agreed to payments, but the failure of P.C. to make such a request or the failure of Obligor to execute the acknowledgement or Replacement Contract shall in no way diminish Obligor's obligations hereunder.

     4. P.C.'s Requirements. The Commencement of the contract is subject to satisfaction of all documentation and credit requirements of P.C. If such requirements are not satisfied by the Adjustment Date, then at P.C.'s option, the Adjustment Date shall be the date when such requirements are satisfied.

The calculation of the Contract Payments under this Rider will supersede any prior proposal or quotation.

     IN WITNESS WHEREOF, the parties have executed this Rider simultaneously with the Contract.

PHOENIXCOR, INC.                 3-Dimensional Pharmaceuticals, Inc.

By: _________________________    By: ________________________________________

Title: ______________________    Title: _____________________________________

                               PHOENIXCOR, INC.
                                65 WATER STREET
                            SOUTH NORWALK, CT 07854
                    203-855-0030 (PHONE) 203-866-3593 (FAX)

                                                               December 29, 1998
3-Dimensional Pharmaceuticals, Inc.
Eagleview Corporate Center, 665 Stockton Drive, suite 104
Exton, PA 19341

         Re:   Equipment Schedule #03

Ladies and Gentlemen:

Phoenixcor, Inc. requires insurance coverage with companies and in form satisfactory to it as one of the conditions to enter into the above described lease or loan with your Company covering the Equipment listed on the attached schedule or exhibit. This insurance must be carried throughout the term of the lease/loan. Please sign and return this letter. Please forward a copy of this letter to your insurance company to process a certificate with the following requirements:

PROPERTY COVERAGE:
-----------------
 .    Covering all risks of physical loss, damage, destruction or theft of the
     Equipment, with extended coverage.
 .    Loss payable to PHOENIXCOR, INC. AND ITS ASSIGNS.
 .    In an amount equal to not less than the Equipment's full replacement value of $743,612.54.
        -----------

LIABILITY COVERAGE:
------------------
 .    $2,000,000.00 combined single limit for each occurrence general liability
     -------------
     coverage.
 .    Naming PHOENIXCOR, INC. AND ITS ASSIGNS as Additional Insured

PROPERTY AND LIABILITY COVERAGE:
------------------------------
 .    The Equipment should be described specifically or by reference to an attached schedule or exhibit or by reference to the above lease or loan and account number.
 .    Carrier should be rated A-, VIII (or better) by A.M. Best Company.
 .    Notices to Phoenixcor, Inc. are to be sent to 65 water Street, South
     Norwalk, Connecticut 06854.

Attached is a sample insurance certificate. Additional provisions may be required for vehicles or other specialized collateral or if otherwise applicable to the transaction.

ADDITIONAL POLICY PROVISIONS:
----------------------------
 .    The policies must provide that they will not be canceled or altered without thirty (30) days prior written notice to PHOENIXCOR, INC.
 .    The policies insuring against loss, damage, destruction or theft must provide that the coverage will not be invalidated against PHOENIX, INC. AND ITS ASSIGNS because of any violation of any condition or warranty contained in any policy or application therefor by the insured or others.

Please feel free to contact or have your insurance agent contact Joan Kossoff at your earliest convenience. Please be aware that failure to have an insurance certificate in effect that meets the above requirements will delay the commencement and/or funding of the above lease or loan.

Very truly yours,                       AGREED TO AND ACCEPTED BY;

PHOENIXCOR, INC.                        3 Dimensional Pharmaceuticals, Inc.

                                        BY: ____________________________________

                                        TITLE: _________________________________

Insurance Declarations Page

                SCHEDULE TO MASTER LOAN AND SECURITY AGREEMENT
                ----------------------------------------------

MASTER LOAN AND SECURITY AGREEMENT NO.7110             DATED: June 18, 1998
                                      ----                    -------------
SCHEDULE NO.04                                         DATED: March 22, 1999
            --                                                --------------

--------------------------------------------------------------------------------
LENDER:   PHOENIXCOR, INC.         BORROWER: 3-Dimensional Pharmaceuticals, Inc.
          65 WATER STREET                    Eagleview Corporate Center,
          SOUTH NORWALK, CT 06854            665 Stockton Drive, Suite 104
                                             Exton, PA 19341


Equipment Location (if other than above address of Borrower): n/a
                                                              ---

     Lender and Borrower have entered into a Master Loan and Security Agreement No. 7110 dated June 18, 1998 (the "Master Loan Agreement") which is incorporated
    ----       -------------
herein and this is a Schedule to the Master Loan Agreement. All words and terms used herein and not specifically defined herein shall have the same meanings as set forth in the Master Loan Agreement.

     1. THE LOAN AND LOAN REPAYMENT. As requested by Borrower and pursuant to the Master Loan Agreement, Lender agrees to lend to Borrower the sum of one
                                                                        ---
million two hundred twenty-three thousand eight hundred eighty-three dollars and
--------------------------------------------------------------------------------
ninety-six cents. Borrower agrees to repay the Loan in successive installments
----------------
(which installment payments are inclusive of interest) as set forth in the following Schedule:

                                   SCHEDULE
--------------------------------------------------------------------------------
Advance Payment Amount:                                  $9,611.30
                                                         ---------
Number of Installments (Exclusive of Advance Payment):   46
                                                         --
Payment Period:                                           X Monthly ___Quarterly
                                                         ---
Periodic Installment Payment Amount Per Period:          $9,611.30;
                                                         ---------
         Followed by One Monthly Installment Payment of  $38,950.00
                                                         ----------
--------------------------------------------------------------------------------
Commencement Date:  March 24, 1999                       Security Deposit (if
                    --------------
Special Provisions: (if any): none                       any): none
                              ----                             ----

     2. SECURITY. As security for Borrower's obligations under this Schedule and the obligations contained in the Master Loan Agreement, the Borrower gives and grants to the Lender a security interest in the Equipment described in the attached Exhibit A.

     3. LOAN DISBURSEMENT. Borrower hereby authorizes Lender to disburse the Loan proceeds advanced pursuant to this Schedule as follows:

          $389,500.00       To: Bruker Medical.
          -----------           ---------------
          $389,500.00       TOTAL PROCEEDS
          -----------

By execution hereof, the signer certifies that he/she is a duly authorized officer, partner or proprietor of Borrower and that he/she had read, accepted and duly executed this Schedule to the Master Loan Agreement on behalf of Borrower.

                                 3-Dimensional Pharmaceuticals, Inc., (Borrower)
                                 -------------------------------------

                                 BY: _________________________________

                                 _____________________________________
                                 Print Name and Title

ACCEPTED AT LENDER'S OFFICE AT
SOUTH NORWALK, CONNECTICUT

PHOENIXCOR, INC. (Lender)

BY: ____________________________

________________________________
Print Name and Title

                                   EXHIBIT A


     The following description of property supplements, and is part, Schedule No. 04 to Master Loan and Security Agreement No. 7110 dated June 18, 1998
    --                                           ----       -------------
between the undersigned Borrower and Phoenixcor, Inc. and may be attached to said Loan Schedule and any related UCC Financing Statements, Acceptance or Delivery Certificate or other document describing the property:



                   See Attached Exhibit A Equipment Schedule


All property listed above complete with any and all attachments, accessions, additions, replacements, improvements, modifications and substitutions thereto and therefor and all proceeds including insurance proceeds thereof and therefrom.

PHOENIXCOR, INC.                        3-Dimensional Pharmaceuticals, Inc.
----------------                        -----------------------------------
(Lender)                                (Borrower)

BY: __________________________          By: _______________________________

TITLE: _______________________          TITLE: ____________________________

                        Exhibit A to Equipment Schedule
                                Schedule No. 04

-----------------------------------------------------------------------------------------------------------------------------------
      Company Name           3-Dimensional
                             Pharmaceutical, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
      Equipment              665 Stickton Drive, Suite
      Location               104 Exton, PA 19341
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Item  Supplier        Equip  Description                 QTY  Serial No.  Price       Ext Price    Invoice      Vendor       PO#
                      Code                                                                         Subtotal     Subtotal
-----------------------------------------------------------------------------------------------------------------------------------
1     Bruker Medical  LAB    Avencetem 400 High           1    BH028898   389,500.00  $389,500.00  $389,500.00  $389,500.00
      Inc.                   Performance Digital NMR
                             Spectrometer Maget/Shim
                             System
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                             TOTAL                                                                 $389,500.00  $389.500.00
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
      Company Name           3-Dimensional
                             Pharmaceutical, Inc.
---------------------------------------------------------------------------------------------------
      Equipment              665 Stickton Drive, Suite
      Location               104 Exton, PA 19341
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Item  Supplier        Equip  Description                     Invoice   Invoice     CK#   Ck Amt
                      Code                                   #         Date
---------------------------------------------------------------------------------------------------
1     Bruker Medical  LAB    Avencetem 400 High              33949     1/18/99           Oz to Pay
      Inc.                   Performance Digital NMR
                             Spectrometer Maget/Shim
                             System
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                             TOTAL
---------------------------------------------------------------------------------------------------

                           PAYMENT ADJUSTMENT RIDER
                           ------------------------

     Rider to Schedule No. 03 to Master Loan and Security Agreement No. 7110
                           --                                           ----
dated June 18, 1998 (the "CONTRACT") Between 3-Dimensional Pharmaceuticals, Inc.
      -------------                          -----------------------------
as Borrower (the "OBLIGOR") AND PHOENIXCOR, INC. as Lender ("P.C.").

     5.   Purpose. This Rider sets forth the terms of adjustment of the payments
          -------
set forth in the Contract.

     6.   Definitions. The following terms shall have the following meanings
          -----------
herein:

          (a) "Adjustment Date" shall mean the date P.C. disburses any portion of the proceeds of the Contract.

          (b) "Final T-Note Average" shall mean the average of the yields on the U.S. Treasury Notes maturing in 4 years, as published by the Dow Jones Telerate Access Service, Page 19901, for the close of business on each business day of the two full calendar weeks immediately preceding the week containing the Adjustment Date.

          (c) "Preliminary Payments" shall mean the payments set forth in the Contract, consisting or ($9,611.30 due upon execution followed by) 46
                         ---------
consecutive (monthly or quarterly) payments in the amount of $9,611.30
                                                             ---------
commencing 30 days after the Adjustment Date, following by one monthly payment of $38,950.00.
   ----------

          (d)  "Preliminary T-Note Average" shall mean 5.41%.
                                                       -----

     7.   Adjustment of Payments. The Preliminary Payments were calculated based
          ----------------------
on a spread over the Preliminary T-Note Average. If the Adjustment Date occurs after June 17, 1998 and the Final T-Note Average exceeds the Preliminary T-Note Average, then the Preliminary Payments shall be revised. For each increase or decrease of one (1) basis point (i.e., 1/100 of 1%) in the Final T-Note Average above the Preliminary T-Note Average, the Preliminary Payments shall be revised as follows (complete below as applicable):

 .    The $9,611.30 payment due upon execution shall remain unchanged.
         ---------

 .    Each of the 46 payments in the amount of $9,611.30 shall increase or
                 --                           ---------
     decrease by $1.99.
                 -----

Immediately after the determination of the revised payments due under the Contract, Obligor shall, at the request of P.C. execute an acknowledgement reflecting the revised payment schedule and, if requested by P.C. a Replacement Contract containing the agreed to payments, but the failure of P.C. to make such a request or the failure of Obligor to execute the acknowledgement or Replacement Contract shall in no way diminish Obligor's obligations hereunder.

     8. P.C.'s Requirements. The Commencement of the contract is subject to satisfaction of all documentation and credit requirements of P.C. If such requirements are not satisfied by the Adjustment Date, then at P.C.'s option, the Adjustment Date shall be the date when such requirements are satisfied.

The calculation of the Contract Payments under this Rider will supersede any prior proposal or quotation.

     IN WITNESS WHEREOF, the parties have executed this Rider simultaneously with the Contract.

PHOENIXCOR, INC.                        3-Dimensional Pharmaceuticals, Inc.

By: _______________________             By: _______________________________

Title: ____________________             Title: ____________________________

                SCHEDULE TO MASTER LOAN AND SECURITY AGREEMENT
                ----------------------------------------------

MASTER LOAN AND SECURITY AGREEMENT NO.7110              DATED: June 18, 1998
                                      ----                     -------------
SCHEDULE NO.03                                          DATED: December 29, 1998
            --                                                 -----------------

--------------------------------------------------------------------------------
LENDER:   PHOENIXCOR, INC.         BORROWER: 3-Dimensional Pharmaceuticals, Inc.
          65 WATER STREET                    Eagleview Corporate Center,
          SOUTH NORWALK, CT 06854            665 Stockton Drive, Suite 104
                                             Exton, PA 19341


Equipment Location (if other than above address of Borrower): n/a
                                                              ---

     Lender and Borrower have entered into a Master Loan and Security Agreement No. 7110 dated June 18, 1998 (the "Master Loan Agreement") which is incorporated
    ----       -------------
herein and this is a Schedule to the Master Loan Agreement. All words and terms used herein and not specifically defined herein shall have the same meanings as set forth in the Master Loan Agreement.

     1.   THE LOAN AND LOAN REPAYMENT. As requested by Borrower and pursuant to the Master Loan Agreement, Lender agrees to lend to Borrower the sum of seven
                                                                           -----
hundred forty-three thousand six hundred twelve and 54/100 dollars. Borrower
------------------------------------------------------------------
agrees to repay the Loan in successive installments (which installment payments are inclusive of interest) as set forth in the following Schedule:

                                                          SCHEDULE
--------------------------------------------------------------------------------
Advance Payment Amount:                                  $18,349.38
                                                         ----------
Number of Installments (Exclusive of Advance Payment):   46
                                                         --
Payment Period:                                           X Monthly ___Quarterly
                                                         ---
Periodic Installment Payment Amount Per Period:          $18,349.38;
                                                         ----------
         Followed by One Monthly Installment Payment of  $74,361.25
                                                         ----------

--------------------------------------------------------------------------------
Commencement Date:  December 31, 1998                    Security Deposit (if
                    -----------------
Special Provisions: (if any): none                       any): none
                              ----                             ----

     2. SECURITY. As security for Borrower's obligations under this Schedule and the obligations contained in the Master Loan Agreement, the Borrower gives and grants to the Lender a security interest in the Equipment described in the attached Exhibit A.

     3. LOAN DISBURSEMENT. Borrower hereby authorizes Lender to disburse the Loan proceeds advanced pursuant to this Schedule as follows:

     $743,612.54    To: 3-Dimensional Pharmaceuticals, Inc.
     -----------        -----------------------------------
     $743,612.54    TOTAL PROCEEDS
     -----------

By execution hereof, the signer certifies that he/she is a duly authorized officer, partner or proprietor of Borrower and that he/she had read, accepted and duly executed this Schedule to the Master Loan Agreement on behalf of Borrower.

                                       3-Dimensional Pharmaceuticals, Inc., (Borrower)

                                        BY:________________________________________

                                        ___________________________________________
                                        Print Name and Title

ACCEPTED AT LENDER'S OFFICE AT
SOUTH NORWALK, CONNECTICUT

PHOENIXCOR, INC. (Lender)

BY:_________________________________

____________________________________
Print Name and Title